Sub-Item 77Q1(e)(i)

Copies of any new or amended Registrant investment advisory contracts

33-63212, 811-7736

The Investment Advisory Agreement for Janus Henderson Balanced Portfolio is attached hereto.

JANUS ASPEN SERIES

INVESTMENT ADVISORY AGREEMENT

BALANCED PORTFOLIO

THIS INVESTMENT ADVISORY AGREEMENT (the “Agreement”) is made this 30th day of May, 2017, between JANUS ASPEN SERIES, a Delaware statutory trust (the “Trust”), and JANUS CAPITAL MANAGEMENT LLC, a Delaware limited liability company (“JCM”).

W I T N E S S E T H:

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and has registered its shares for public offering under the Securities Act of 1933, as amended (the “1933 Act”); and

WHEREAS, the Trust is authorized to create separate funds, each with its own separate investment portfolio of which the beneficial interests are represented by a separate series of shares; one of such funds created by the Trust being designated as the Balanced Portfolio1

1  Effective June 5, 2017 the Fund’s name will change to Janus Henderson Balanced Portfolio.

(the “Fund”); and

WHEREAS, the Trust and JCM deem it mutually advantageous that JCM should be appointed as investment adviser to the Fund.

NOW, THEREFORE, the parties agree as follows:

1. Appointment. The Trust hereby appoints JCM as investment adviser and manager with respect to the Fund for the period and on the terms set forth in this Agreement. JCM hereby accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. Investment Advisory Services. JCM shall determine the securities or other assets to be purchased, sold or held and shall place orders for the purchase or sale of such securities or other assets with brokers, dealers or others. JCM shall furnish continuous advice and recommendations to the Fund, and have authority to act with respect thereto, as to the acquisition, holding, or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time. JCM shall give due consideration to the investment policies and restrictions and the other statements concerning the Fund in the Amended and Restated Trust Instrument (“Trust Instrument”), Bylaws, and registration statements under the 1940 Act and the 1933 Act, and to the provisions of the Internal Revenue Code, as amended from time to time, applicable to the Fund as a regulated investment company and as a funding vehicle for variable insurance contracts. In addition, JCM shall cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund. Subject to the approval of the Trustees of the Trust and, if required, the shareholders of the Fund, JCM is authorized to engage one or more subadvisers in connection with JCM’s duties and responsibilities under this Agreement, which subadvisers may be, but are not required to be, affiliates of JCM.

3. Other Services. JCM is hereby authorized (to the extent the Trust has not otherwise contracted) but not obligated (to the extent it so notifies the Trustees at least 60 days in advance), to perform (or arrange for the performance by other service providers, including affiliates of, independent third party service providers, or duly appointed subadvisers whether affiliated or not) the management and administration services necessary for the operation of the Fund. JCM is specifically authorized, on behalf of the Trust and the Fund, to conduct relations with custodians, depositories, transfer and pricing agents, administrators, fund accounting agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurance company separate accounts, insurers, banks, agents, and such other persons in any such other capacity deemed by JCM and/or the Trustees to be necessary or desirable. To the extent the Trust has not otherwise contracted on behalf of the Fund, JCM shall generally monitor and report to Fund officers the Fund’s compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information relating to the shares of the Fund under the 1933 Act. JCM shall make reports to the Trustees of its performance of services hereunder upon request therefor and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable. JCM is also authorized, subject to review by the Trustees, to furnish such other services as JCM shall from time to time determine to be necessary or useful to perform the services contemplated by this Agreement to the extent such services are not otherwise contracted by the Trust, on behalf of the Fund.

4. Obligations of Trust. The Trust shall have the following obligations under this Agreement:

(a) to keep JCM continuously and fully informed as to the composition of its investment portfolio and the nature of all of its assets and liabilities from time to time;

(b) to furnish JCM with a certified copy of any financial statement or report prepared for it by certified or independent public accountants and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

(c) to furnish JCM with any further materials or information which JCM may reasonably request to enable it to perform its function under this Agreement; and

(d) to compensate JCM for its services and reimburse JCM for its expenses incurred hereunder in accordance with the provisions hereof.

5. Compensation. The Trust shall pay to JCM for its services pursuant to this Agreement a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.55% of the daily closing net asset value of the Fund (1/366 of 0.55% of the daily closing net asset value of the Fund in a leap year). The fee shall be paid monthly.

6. Expenses Borne by JCM. In addition to the expenses which JCM may incur in the performance of its investment advisory functions and other services under this Agreement, and the expenses which it may expressly undertake to incur and pay under other agreements with the Trust or otherwise, JCM shall incur and pay the following expenses relating to the Fund’s operations without reimbursement from the Fund:

(a) Reasonable compensation, fees and related expenses of the Trust's officers and its Trustees, except for such Trustees who are not “interested persons,” as defined in the 1940 Act, of JCM, and except as otherwise provided in Section 7;

(b) Rental of offices of the Trust; and

(c) Fees of any subadviser engaged by JCM pursuant to the authority granted in Section 2 hereof.

7. Expenses Borne by the Trust. The Trust assumes and shall pay all expenses incidental to its organization, operations and business not specifically assumed or agreed to be paid by JCM pursuant to Sections 3 and 6 hereof, including, but not limited to, investment adviser fees; any compensation, fees, or reimbursements which the Trust pays to its Trustees who are not “interested persons,” as defined in the 1940 Act, of JCM; compensation and related expenses of the Chief Compliance Officer of the Trust and compliance staff, as authorized from time to time by the Trustees of the Trust; compensation (and any out-of-pocket expense as may be agreed upon) of the Fund’s custodian, transfer agent, administrator, fund accounting agent, registrar and dividend disbursing agent; legal, accounting, audit and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions (including any appropriate commissions paid to JCM, its affiliates, or other Fund service providers, for effecting exchange listed, over-the-counter or other securities transactions); interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); costs of stock certificates and expenses of delivering such certificates to purchasers thereof; expenses of local representation in Delaware; expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer, or sale of shares of the Fund, including, but not limited to, all costs involved in the registration or qualification of shares of the Fund for sale in any jurisdiction, the costs of portfolio pricing services and compliance systems, and all costs involved in preparing, printing and mailing prospectuses and statements of additional information to Fund shareholders; and all fees, dues and other expenses incurred by the Trust in connection with the membership of the Trust in any trade association or other investment company organization. To the extent that JCM shall perform any of the above described administrative and clerical functions, including transfer agency, registry, dividend disbursing, recordkeeping, bookkeeping, accounting and blue sky monitoring and registration functions, and the preparation of reports and returns, the Trust shall pay to JCM compensation for, or reimburse JCM for its expenses incurred in connection with, such services as JCM and the Trust shall agree from time to time, any other provision of this Agreement notwithstanding.

9. Termination. This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days advance written notice of termination be given to JCM at its principal place of business. This Agreement may be terminated by JCM at any time, without penalty, by giving sixty (60) days advance written notice of termination to the Trust, addressed to its principal place of business. The Trust agrees that, consistent with the terms of the Trust Instrument, the Trust shall cease to use the name “Janus Henderson” in connection with the Fund as soon as reasonably practicable following any termination of this Agreement if JCM does not continue to provide investment advice to the Fund after such termination.

10. Assignment. This Agreement shall terminate automatically in the event of any assignment of this Agreement.

11. Term. This Agreement shall continue in effect until February 1, 2018, unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by (a) the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to February 1 of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

12. Amendments. This Agreement may be amended by the parties only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of any party to this Agreement, and (ii) if required by applicable law, by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

13. Other Series. The Trustees shall determine the basis for making an appropriate allocation of the Trust’s expenses (other than those directly attributable to the Fund) between the Fund and the other series of the Trust.

14. Limitation of Personal Liability. All the parties hereto acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing liabilities. The Trust Instrument describes in detail the respective responsibilities and limitations on liability of the Trustees, officers and holders of shares of beneficial interest of the Trust.

15. Limitation of Liability of JCM. JCM shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this Section 14, the “Adviser” shall include any affiliate of JCM performing services for the Trust contemplated hereunder and directors, officers and employees of JCM and such affiliates.

16. Activities of JCM. The services of JCM to the Trust hereunder are not to be deemed to be exclusive, and JCM and its affiliates are free to render services to other parties. It is understood that trustees, officers and shareholders of the Trust are or may become interested in JCM as directors, officers and shareholders of JCM, that directors, officers, employees and shareholders of JCM are or may become similarly interested in the Trust, and that JCM may become interested in the Trust as a shareholder or otherwise.

17. Certain Definitions. The terms “vote of a majority of the outstanding voting securities,” “assignment” and “interested persons” when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect.

18. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the date and year first above written.

JANUS CAPITAL MANAGEMENT LLC

By: /s/ Brennan Hughes

Name: Brennan Hughes

Title: Senior Vice President, Chief Accounting Officer and Treasurer

JANUS ASPEN SERIES

By: /s/ Jesper Nergaard

Name: Jesper Nergaard

Title: Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer

Sub-Item 77Q1(e)(ii)

Copies of any new or amended Registrant investment advisory contracts

33-63212, 811-7736

The Investment Advisory Agreement for Janus Henderson Enterprise Portfolio is attached hereto.

JANUS ASPEN SERIES

INVESTMENT ADVISORY AGREEMENT

ENTERPRISE PORTFOLIO

THIS INVESTMENT ADVISORY AGREEMENT (the “Agreement”) is made this 30th day of May, 2017, between JANUS ASPEN SERIES, a Delaware statutory trust (the “Trust”), and JANUS CAPITAL MANAGEMENT LLC, a Delaware limited liability company (“JCM”).

W I T N E S S E T H:

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and has registered its shares for public offering under the Securities Act of 1933, as amended (the “1933 Act”); and

WHEREAS, the Trust is authorized to create separate funds, each with its own separate investment portfolio of which the beneficial interests are represented by a separate series of shares; one of such funds created by the Trust being designated as the Enterprise Portfolio1 (the “Fund”); and

WHEREAS, the Trust and JCM deem it mutually advantageous that JCM should be appointed as investment adviser to the Fund.

NOW, THEREFORE, the parties agree as follows:

1. Appointment. The Trust hereby appoints JCM as investment adviser and manager with respect to the Fund for the period and on the terms set forth in this Agreement. JCM hereby accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. Investment Advisory Services. JCM shall determine the securities or other assets to be purchased, sold or held and shall place orders for the purchase or sale of such securities or other assets with brokers, dealers or others. JCM shall furnish continuous advice and recommendations to the Fund, and have authority to act with respect thereto, as to the acquisition, holding, or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time. JCM shall give due consideration to the investment policies and restrictions and the other statements concerning the Fund in the Amended and Restated Trust Instrument (“Trust Instrument”), Bylaws, and registration statements under the 1940 Act and the 1933 Act, and to the provisions of the Internal Revenue Code, as amended from time to time, applicable to the Fund as a regulated investment company and as a funding vehicle for variable insurance contracts. In addition, JCM shall cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund. Subject to the approval of the Trustees of the Trust and, if required, the shareholders of the Fund, JCM is authorized to engage one or more subadvisers in connection with JCM’s duties and responsibilities under this Agreement, which subadvisers may be, but are not required to be, affiliates of JCM.

1 Effective June 5, 2017 the Fund’s name will change to Janus Henderson Enterprise Portfolio.

3. Other Services. JCM is hereby authorized (to the extent the Trust has not otherwise contracted) but not obligated (to the extent it so notifies the Trustees at least 60 days in advance), to perform (or arrange for the performance by other service providers, including affiliates of, independent third party service providers, or duly appointed subadvisers whether affiliated or not) the management and administration services necessary for the operation of the Fund. JCM is specifically authorized, on behalf of the Trust and the Fund, to conduct relations with custodians, depositories, transfer and pricing agents, administrators, fund accounting agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurance company separate accounts, insurers, banks, agents, and such other persons in any such other capacity deemed by JCM and/or the Trustees to be necessary or desirable. To the extent the Trust has not otherwise contracted on behalf of the Fund, JCM shall generally monitor and report to Fund officers the Fund’s compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information relating to the shares of the Fund under the 1933 Act. JCM shall make reports to the Trustees of its performance of services hereunder upon request therefor and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable. JCM is also authorized, subject to review by the Trustees, to furnish such other services as JCM shall from time to time determine to be necessary or useful to perform the services contemplated by this Agreement to the extent such services are not otherwise contracted by the Trust, on behalf of the Fund.

4. Obligations of Trust. The Trust shall have the following obligations under this Agreement:

(a) to keep JCM continuously and fully informed as to the composition of its investment portfolio and the nature of all of its assets and liabilities from time to time;

(b) to furnish JCM with a certified copy of any financial statement or report prepared for it by certified or independent public accountants and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

(c) to furnish JCM with any further materials or information which JCM may reasonably request to enable it to perform its function under this Agreement; and

(d) to compensate JCM for its services and reimburse JCM for its expenses incurred hereunder in accordance with the provisions hereof.

5. Compensation. The Trust shall pay to the Adviser for its services pursuant to this Agreement a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.64% of the daily closing net asset value of the Fund (1/366 of 0.64% of the daily closing net asset value of the Fund in a leap year). The fee shall be paid monthly.

6. Expenses Borne by JCM. In addition to the expenses which JCM may incur in the performance of its investment advisory functions and other services under this Agreement, and the expenses which it may expressly undertake to incur and pay under other agreements with the Trust or otherwise, JCM shall incur and pay the following expenses relating to the Fund’s operations without reimbursement from the Fund:

(a) Reasonable compensation, fees and related expenses of the Trust's officers and its Trustees, except for such Trustees who are not “interested persons,” as defined in the 1940 Act, of JCM, and except as otherwise provided in Section 7;

(b) Rental of offices of the Trust; and

(c) Fees of any subadviser engaged by JCM pursuant to the authority granted in Section 2 hereof.

7. Expenses Borne by the Trust. The Trust assumes and shall pay all expenses incidental to its organization, operations and business not specifically assumed or agreed to be paid by JCM pursuant to Sections 3 and 6 hereof, including, but not limited to, investment adviser fees; any compensation, fees, or reimbursements which the Trust pays to its Trustees who are not “interested persons,” as defined in the 1940 Act, of JCM; compensation and related expenses of the Chief Compliance Officer of the Trust and compliance staff, as authorized from time to time by the Trustees of the Trust; compensation (and any out-of-pocket expense as may be agreed upon) of the Fund’s custodian, transfer agent, administrator, fund accounting agent, registrar and dividend disbursing agent; legal, accounting, audit and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions (including any appropriate commissions paid to JCM, its affiliates, or other Fund service providers, for effecting exchange listed, over-the-counter or other securities transactions); interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); costs of stock certificates and expenses of delivering such certificates to purchasers thereof; expenses of local representation in Delaware; expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer, or sale of shares of the Fund, including, but not limited to, all costs involved in the registration or qualification of shares of the Fund for sale in any jurisdiction, the costs of portfolio pricing services and compliance systems, and all costs involved in preparing, printing and mailing prospectuses and statements of additional information to Fund shareholders; and all fees, dues and other expenses incurred by the Trust in connection with the membership of the Trust in any trade association or other investment company organization. To the extent that JCM shall perform any of the above described administrative and clerical functions, including transfer agency, registry, dividend disbursing, recordkeeping, bookkeeping, accounting and blue sky monitoring and registration functions, and the preparation of reports and returns, the Trust shall pay to JCM compensation for, or reimburse JCM for its expenses incurred in connection with, such services as JCM and the Trust shall agree from time to time, any other provision of this Agreement notwithstanding.

8. Termination. This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days advance written notice of termination be given to JCM at its principal place of business. This Agreement may be terminated by JCM at any time, without penalty, by giving sixty (60) days advance written notice of termination to the Trust, addressed to its principal place of business. The Trust agrees that, consistent with the terms of the Trust Instrument, the Trust shall cease to use the name “Janus Henderson” in connection with the Fund as soon as reasonably practicable following any termination of this Agreement if JCM does not continue to provide investment advice to the Fund after such termination.

9. Assignment. This Agreement shall terminate automatically in the event of any assignment of this Agreement.

10. Term. This Agreement shall continue in effect until February 1, 2018, unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by (a) the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to February 1 of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

11. Amendments. This Agreement may be amended by the parties only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of any party to this Agreement, and (ii) if required by applicable law, by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

12. Other Series. The Trustees shall determine the basis for making an appropriate allocation of the Trust’s expenses (other than those directly attributable to the Fund) between the Fund and the other series of the Trust.

13. Limitation of Personal Liability. All the parties hereto acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing liabilities. The Trust Instrument describes in detail the respective responsibilities and limitations on liability of the Trustees, officers and holders of shares of beneficial interest of the Trust.

14. Limitation of Liability of JCM. JCM shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this Section 14, the “Adviser” shall include any affiliate of JCM performing services for the Trust contemplated hereunder and directors, officers and employees of JCM and such affiliates.

15. Activities of JCM. The services of JCM to the Trust hereunder are not to be deemed to be exclusive, and JCM and its affiliates are free to render services to other parties. It is understood that trustees, officers and shareholders of the Trust are or may become interested in JCM as directors, officers and shareholders of JCM, that directors, officers, employees and shareholders of JCM are or may become similarly interested in the Trust, and that JCM may become interested in the Trust as a shareholder or otherwise.

16. Certain Definitions. The terms “vote of a majority of the outstanding voting securities,” “assignment” and “interested persons” when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect.

17 Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the date and year first above written.

JANUS CAPITAL MANAGEMENT LLC

By: /s/ Brennan Hughes

Name: Brennan Hughes

Title: Senior Vice President, Chief Accounting Officer and Treasurer

JANUS ASPEN SERIES

By: /s/ Jesper Nergaard

Name: Jesper Nergaard

Title: Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer

Sub-Item 77Q1(e)(iii)

Copies of any new or amended Registrant investment advisory contracts

33-63212, 811-7736

The Investment Advisory Agreement for Janus Henderson Flexible Bond Portfolio is attached hereto.

JANUS ASPEN SERIES

INVESTMENT ADVISORY AGREEMENT

FLEXIBLE BOND PORTFOLIO

THIS INVESTMENT ADVISORY AGREEMENT (the “Agreement”) is made this 30th day of May, 2017, between JANUS ASPEN SERIES, a Delaware statutory trust (the “Trust”), and JANUS CAPITAL MANAGEMENT LLC, a Delaware limited liability company (“JCM”).

W I T N E S S E T H:

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and has registered its shares for public offering under the Securities Act of 1933, as amended (the “1933 Act”); and

WHEREAS, the Trust is authorized to create separate funds, each with its own separate investment portfolio of which the beneficial interests are represented by a separate series of shares; one of such funds created by the Trust being designated as the Janus Aspen Flexible Bond Portfolio1 (the “Fund”); and

WHEREAS, the Trust and JCM deem it mutually advantageous that JCM should be appointed as investment adviser to the Fund.

NOW, THEREFORE, the parties agree as follows:

1. Appointment. The Trust hereby appoints JCM as investment adviser and manager with respect to the Fund for the period and on the terms set forth in this Agreement. JCM hereby accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. Investment Advisory Services. JCM shall determine the securities or other assets to be purchased, sold or held and shall place orders for the purchase or sale of such securities or other assets with brokers, dealers or others. JCM shall furnish continuous advice and recommendations to the Fund, and have authority to act with respect thereto, as to the acquisition, holding, or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time. JCM shall give due consideration to the investment policies and restrictions and the other statements concerning the Fund in the Amended and Restated Trust Instrument (“Trust Instrument”), Bylaws, and registration statements under the 1940 Act and the 1933 Act, and to the provisions of the Internal Revenue Code, as amended from time to time, applicable to the Fund as a regulated investment company and as a funding vehicle for variable insurance contracts. In addition, JCM shall cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund. Subject to the approval of the Trustees of the Trust and, if required, the shareholders of the Fund, JCM is authorized to engage one or more subadvisers in connection with JCM’s duties and responsibilities under this Agreement, which subadvisers may be, but are not required to be, affiliates of JCM.

1  Effective June 5, 2017 the Fund’s name will change to Janus Henderson Flexible Bond Portfolio.

3. Other Services. JCM is hereby authorized (to the extent the Trust has not otherwise contracted) but not obligated (to the extent it so notifies the Trustees at least 60 days in advance), to perform (or arrange for the performance by other service providers, including affiliates of, independent third party service providers, or duly appointed subadvisers whether affiliated or not) the management and administration services necessary for the operation of the Fund. JCM is specifically authorized, on behalf of the Trust and the Fund, to conduct relations with custodians, depositories, transfer and pricing agents, administrators, fund accounting agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurance company separate accounts, insurers, banks, agents, and such other persons in any such other capacity deemed by JCM and/or the Trustees to be necessary or desirable. To the extent the Trust has not otherwise contracted on behalf of the Fund, JCM shall generally monitor and report to Fund officers the Fund’s compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information relating to the shares of the Fund under the 1933 Act. JCM shall make reports to the Trustees of its performance of services hereunder upon request therefor and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable. JCM is also authorized, subject to review by the Trustees, to furnish such other services as JCM shall from time to time determine to be necessary or useful to perform the services contemplated by this Agreement to the extent such services are not otherwise contracted by the Trust, on behalf of the Fund.

4. Obligations of Trust. The Trust shall have the following obligations under this Agreement:

(a) to keep JCM continuously and fully informed as to the composition of its investment portfolio and the nature of all of its assets and liabilities from time to time;

(b) to furnish JCM with a certified copy of any financial statement or report prepared for it by certified or independent public accountants and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

(c) to furnish JCM with any further materials or information which JCM may reasonably request to enable it to perform its function under this Agreement; and

(d) to compensate JCM for its services and reimburse JCM for its expenses incurred hereunder in accordance with the provisions hereof.

5. Compensation. The Trust shall pay to JCM for its services pursuant to this Agreement a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.55% of the first $300,000,000 of the daily closing net asset value of the Fund, plus 1/365 of 0.45% of the daily closing net asset value in excess of $300,000,000 (or 1/366 of the daily closing net asset value of either rate in a leap year). The fee shall be paid monthly.

6. Expenses Borne by JCM. In addition to the expenses which JCM may incur in the performance of its investment advisory functions and other services under this Agreement, and the expenses which it may expressly undertake to incur and pay under other agreements with the Trust or otherwise, JCM shall incur and pay the following expenses relating to the Fund’s operations without reimbursement from the Fund:

(a) Reasonable compensation, fees and related expenses of the Trust's officers and its Trustees, except for such Trustees who are not “interested persons,” as defined in the 1940 Act, of JCM, and except as otherwise provided in Section 7;

(b) Rental of offices of the Trust; and

(c) Fees of any subadviser engaged by JCM pursuant to the authority granted in Section 2 hereof.

7. Expenses Borne by the Trust. The Trust assumes and shall pay all expenses incidental to its organization, operations and business not specifically assumed or agreed to be paid by JCM pursuant to Sections 3 and 6 hereof, including, but not limited to, investment adviser fees; any compensation, fees, or reimbursements which the Trust pays to its Trustees who are not “interested persons,” as defined in the 1940 Act, of JCM; compensation and related expenses of the Chief Compliance Officer of the Trust and compliance staff, as authorized from time to time by the Trustees of the Trust; compensation (and any out-of-pocket expense as may be agreed upon) of the Fund’s custodian, transfer agent, administrator, fund accounting agent, registrar and dividend disbursing agent; legal, accounting, audit and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions (including any appropriate commissions paid to JCM, its affiliates, or other Fund service providers, for effecting exchange listed, over-the-counter or other securities transactions); interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); costs of stock certificates and expenses of delivering such certificates to purchasers thereof; expenses of local representation in Delaware; expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer, or sale of shares of the Fund, including, but not limited to, all costs involved in the registration or qualification of shares of the Fund for sale in any jurisdiction, the costs of portfolio pricing services and compliance systems, and all costs involved in preparing, printing and mailing prospectuses and statements of additional information to Fund shareholders; and all fees, dues and other expenses incurred by the Trust in connection with the membership of the Trust in any trade association or other investment company organization. To the extent that JCM shall perform any of the above described administrative and clerical functions, including transfer agency, registry, dividend disbursing, recordkeeping, bookkeeping, accounting and blue sky monitoring and registration functions, and the preparation of reports and returns, the Trust shall pay to JCM compensation for, or reimburse JCM for its expenses incurred in connection with, such services as JCM and the Trust shall agree from time to time, any other provision of this Agreement notwithstanding.

8. Termination. This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days advance written notice of termination be given to JCM at its principal place of business. This Agreement may be terminated by JCM at any time, without penalty, by giving sixty (60) days advance written notice of termination to the Trust, addressed to its principal place of business. The Trust agrees that, consistent with the terms of the Trust Instrument, the Trust shall cease to use the name “Janus Henderson” in connection with the Fund as soon as reasonably practicable following any termination of this Agreement if JCM does not continue to provide investment advice to the Fund after such termination.

9. Assignment. This Agreement shall terminate automatically in the event of any assignment of this Agreement.

10. Term. This Agreement shall continue in effect until February 1, 2018, unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by (a) the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to February 1 of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

11. Amendments. This Agreement may be amended by the parties only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of any party to this Agreement, and (ii) if required by applicable law, by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

12. Other Series. The Trustees shall determine the basis for making an appropriate allocation of the Trust’s expenses (other than those directly attributable to the Fund) between the Fund and the other series of the Trust.

13. Limitation of Personal Liability. All the parties hereto acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing liabilities. The Trust Instrument describes in detail the respective responsibilities and limitations on liability of the Trustees, officers and holders of shares of beneficial interest of the Trust.

14. Limitation of Liability of JCM. JCM shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this Section 14, the “Adviser” shall include any affiliate of JCM performing services for the Trust contemplated hereunder and directors, officers and employees of JCM and such affiliates.

15. Activities of JCM. The services of JCM to the Trust hereunder are not to be deemed to be exclusive, and JCM and its affiliates are free to render services to other parties. It is understood that trustees, officers and shareholders of the Trust are or may become interested in JCM as directors, officers and shareholders of JCM, that directors, officers, employees and shareholders of JCM are or may become similarly interested in the Trust, and that JCM may become interested in the Trust as a shareholder or otherwise.

16. Certain Definitions. The terms “vote of a majority of the outstanding voting securities,” “assignment” and “interested persons” when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect.

17. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the date and year first above written.

JANUS CAPITAL MANAGEMENT LLC

By: /s/ Brennan Hughes

Name: Brennan Hughes

Title: Senior Vice President, Chief Accounting Officer and Treasurer

JANUS ASPEN SERIES

By: /s/ Jesper Nergaard

Name: Jesper Nergaard

Title: Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer

Sub-Item 77Q1(e)(iv)

Copies of any new or amended Registrant investment advisory contracts

33-63212, 811-7736

The Investment Advisory Agreement for Janus Henderson Forty Portfolio is attached hereto.

JANUS ASPEN SERIES

INVESTMENT ADVISORY AGREEMENT

FORTY PORTFOLIO

THIS INVESTMENT ADVISORY AGREEMENT (the “Agreement”) is made this 30th day of May, 2017, between JANUS ASPEN SERIES, a Delaware statutory trust (the “Trust”), and JANUS CAPITAL MANAGEMENT LLC, a Delaware limited liability company (“JCM”).

W I T N E S S E T H:

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and has registered its shares for public offering under the Securities Act of 1933, as amended (the “1933 Act”); and

WHEREAS, the Trust is authorized to create separate funds, each with its own separate investment portfolio of which the beneficial interests are represented by a separate series of shares; one of such funds created by the Trust being designated as the Forty Portfolio1

1  Effective June 5, 2017 the Fund’s name will change to Janus Henderson Forty Portfolio.

(the “Fund”); and

WHEREAS, the Trust and JCM deem it mutually advantageous that JCM should be appointed as the investment adviser to the Fund.

NOW, THEREFORE, the parties agree as follows:

1. Appointment. The Trust hereby appoints JCM as investment adviser and manager with respect to the Fund for the period and on the terms set forth in this Agreement. JCM hereby accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. Investment Advisory Services. JCM shall determine the securities or other assets to be purchased, sold or held and shall place orders for the purchase or sale of such securities or other assets with brokers, dealers or others. JCM shall furnish continuous advice and recommendations to the Fund, and have authority to act with respect thereto, as to the acquisition, holding, or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time. JCM shall give due consideration to the investment policies and restrictions and the other statements concerning the Fund in the Amended and Restated Trust Instrument (“Trust Instrument”), Bylaws, and registration statements under the 1940 Act and the 1933 Act, and to the provisions of the Internal Revenue Code, as amended from time to time, applicable to the Fund as a regulated investment company and as a funding vehicle for variable insurance contracts. In addition, JCM shall cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund. Subject to the approval of the Trustees of the Trust and, if required, the shareholders of the Fund, JCM is authorized to engage one or more subadvisers in connection with

JCM’s duties and responsibilities under this Agreement, which subadvisers may be, but are not required to be, affiliates of JCM.

3. Other Services. JCM is hereby authorized (to the extent the Trust has not otherwise contracted) but not obligated (to the extent it so notifies the Trustees at least 60 days in advance), to perform (or arrange for the performance by other service providers, including affiliates of, independent third party service providers, or duly appointed subadvisers whether affiliated or not) the management and administration services necessary for the operation of the Fund. JCM is specifically authorized, on behalf of the Trust and the Fund, to conduct relations with custodians, depositories, transfer and pricing agents, administrators, fund accounting agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurance company separate accounts, insurers, banks, agents, and such other persons in any such other capacity deemed by JCM and/or the Trustees to be necessary or desirable. To the extent the Trust has not otherwise contracted on behalf of the Fund, JCM shall generally monitor and report to Fund officers the Fund’s compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information relating to the shares of the Fund under the 1933 Act. JCM shall make reports to the Trustees of its performance of services hereunder upon request therefor and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable. JCM is also authorized, subject to review by the Trustees, to furnish such other services as JCM shall from time to time determine to be necessary or useful to perform the services contemplated by this Agreement to the extent such services are not otherwise contracted by the Trust, on behalf of the Fund.

4. Obligations of Trust. The Trust shall have the following obligations under this Agreement:

(a) to keep JCM continuously and fully informed as to the composition of its investment portfolio and the nature of all of its assets and liabilities from time to time;

(b) to furnish JCM with a certified copy of any financial statement or report prepared for it by certified or independent public accountants and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

(c) to furnish JCM with any further materials or information which JCM may reasonably request to enable it to perform its function under this Agreement; and

(d) to compensate JCM for its services and reimburse JCM for its expenses incurred hereunder in accordance with the provisions hereof.

5. Compensation. The Trust shall pay to JCM for its services pursuant to this Agreement a monthly base fee of 1/12 of 0.64% of the average daily closing net asset value of the Fund (“Base Fee”) adjusted by a performance fee as set forth in Schedule A. For any period less than a month during which this Agreement is in effect, the Base Fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

6. Expenses Borne by JCM. In addition to the expenses which JCM may incur in the performance of its investment advisory functions and other services under this Agreement, and the expenses which it may expressly undertake to incur and pay under other agreements with the Trust or otherwise, JCM shall incur and pay the following expenses relating to the Fund’s operations without reimbursement from the Fund:

(a) Reasonable compensation, fees and related expenses of the Trust’s officers and its Trustees, except for such Trustees who are not “interested persons,” as defined in the 1940 Act, of JCM, and except as otherwise provided in Section 7; Reasonable compensation, fees and related expenses of the Trust’s officers and its Trustees, except for such Trustees who are not “interested persons,” as defined in the 1940 Act, of JCM, and except as otherwise provided in Section 7;

(b) Rental of offices of the Trust; and

(c) Fees of any subadviser engaged by the Adviser pursuant to the authority granted in Section 2 hereof.

7. Expenses Borne by the Trust. The Trust assumes and shall pay all expenses incidental to its organization, operations and business not specifically assumed or agreed to be paid by JCM pursuant to Sections 3 and 6 hereof, including, but not limited to, investment adviser fees; any compensation, fees, or reimbursements which the Trust pays to its Trustees who are not “interested persons,” as defined in the 1940 Act, of JCM; compensation and related expenses of the Chief Compliance Officer of the Trust and compliance staff, as authorized from time to time by the Trustees of the Trust; compensation (and any out-of-pocket expense as may be agreed upon) of the Fund’s custodian, transfer agent, administrator, fund accounting agent, registrar and dividend disbursing agent; legal, accounting, audit and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions (including any appropriate commissions paid to JCM, its affiliates, or other Fund service providers, for effecting exchange listed, over-the-counter or other securities transactions); interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); costs of stock certificates and expenses of delivering such certificates to purchasers thereof; expenses of local representation in Delaware; expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer, or sale of shares of the Fund, including, but not limited to, all costs involved in the registration or qualification of shares of the Fund for sale in any jurisdiction, the costs of portfolio pricing services and compliance systems, and all costs involved in preparing, printing and mailing prospectuses and statements of additional information to Fund shareholders; and all fees, dues and other expenses incurred by the Trust in connection with the membership of the Trust in any trade association or other investment company organization. To the extent that JCM shall perform any of the above described administrative and clerical functions, including transfer agency, registry, dividend disbursing, recordkeeping, bookkeeping, accounting and blue sky monitoring and registration functions, and the preparation of reports and returns, the Trust shall pay to JCM compensation for, or reimburse JCM for its expenses incurred in connection with, such services as JCM and the Trust shall agree from time to time, any other provision of this Agreement notwithstanding.

8. Termination. This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days advance written notice of termination be given to JCM at its principal place of business. This Agreement may be terminated by JCM at any time, without penalty, by giving sixty (60) days advance written notice of termination to the Trust, addressed to its principal place of business. The Trust agrees that, consistent with the terms of the Trust Instrument, the Trust shall cease to use the name “Janus Henderson” in connection with the Fund as soon as reasonably practicable following any termination of this Agreement if JCM does not continue to provide investment advice to the Fund after such termination.

9. Assignment. This Agreement shall terminate automatically in the event of any assignment of this Agreement.

10. Term. This Agreement shall continue in effect until February 1, 2018, unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by (a) the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to February 1 of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

11. Amendments. This Agreement may be amended by the parties only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of any party to this Agreement, and (ii) if required by applicable law, by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

12. Other Series. The Trustees shall determine the basis for making an appropriate allocation of the Trust’s expenses (other than those directly attributable to the Fund) between the Fund and the other series of the Trust.

13. Limitation of Personal Liability. All the parties hereto acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing liabilities. The Trust Instrument describes in detail the respective responsibilities and limitations on liability of the Trustees, officers and holders of shares of beneficial interest of the Trust.

14. Limitation of Liability of JCM. JCM shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this Section 14, the “Adviser” shall include any affiliate of JCM performing services for the Trust contemplated hereunder and directors, officers and employees of JCM and such affiliates.

15. Activities of JCM. The services of JCM to the Trust hereunder are not to be deemed to be exclusive, and JCM and its affiliates are free to render services to other parties. It is understood that trustees, officers and shareholders of the Trust are or may become interested in JCM as directors, officers and shareholders of JCM, that directors, officers, employees and shareholders of JCM are or may become similarly interested in the Trust, and that JCM may become interested in the Trust as a shareholder or otherwise.

16. Certain Definitions. The terms “vote of a majority of the outstanding voting securities,” “assignment” and “interested persons” when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect.

17. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the date and year first above written.

JANUS CAPITAL MANAGEMENT LLC

By: /s/ Brennan Hughes

Name: Brennan Hughes

Title: Senior Vice President, Chief Accounting Officer and Treasurer

JANUS ASPEN SERIES

By: /s/ Jesper Nergaard

Name: Jesper Nergaard

Title: Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer

SCHEDULE A

PERFORMANCE ADJUSTMENT

The Base Fee shall be adjusted monthly based upon the investment performance of the Service Shares (“Class”) in relation to the cumulative investment record of the Fund’s benchmark, the Russell 1000® Growth Index (the “Index”), over the “Performance Period” (such adjustment being referred to herein as the “Performance Adjustment”). The “Performance Period” is defined as the 36 month period preceding the end of the month for which the fee is being calculated.

The Performance Adjustment shall be calculated by subtracting the investment record of the Index from the investment performance of the Class. If there is less than a 0.50% difference (plus or minus) between the investment performance of the Class and the investment record of the Index, the Fund pays JCM the Base Fee with no adjustment. If the difference between the investment performance of the Class and the investment record of the Index is 0.50% or greater during any Performance Period, the Base Fee will be subject to an upward or downward performance adjustment of  1/12 of 0.0088235% for every full 0.50% increment by which the Class outperforms or underperforms the Index. The maximum percentage used in calculating the Performance Adjustment (positive or negative) in any month is 1/12 of 0.15%. The Performance Adjustment is applied against the Fund’s average daily net assets during the Performance Period.

For purposes of computing the Base Fee and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the relevant month for the Base Fee versus average daily net assets during the Performance Period for the Performance Adjustment). The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued daily, beginning no later than the second business day of the month, and thereafter, the amount is distributed evenly throughout the month. The investment advisory fee is paid monthly in arrears.

The average daily net asset value of the Fund, or any class thereof, shall be determined in the manner set forth in the Trust’s Trust Instrument, Bylaws and registration statement, each as may be amended from time to time.

The investment performance of the Class will be the sum of:

(1) the change in the Class’ net asset value (“NAV”) per share during the Performance Period; plus

(2) the value of the Class’ cash distributions per share accumulated to the end of the Performance Period; plus

(3) the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of the Performance Period; expressed as a percentage of the Class’ NAV per share at the beginning of the Performance Period. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in shares of the Class at the NAV in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes.

The investment record of the Index will be the sum of:

(1) the change in the level of the Index during the Performance Period; plus

(2) the value, computed consistently with the Index, of cash distributions made by companies whose securities comprise the Index accumulated to the end of the Performance Period; expressed as a percentage of the Index level at the beginning of the Performance Period. For this purpose, cash distributions on the securities which comprise the Index shall be treated as reinvested in the Index at least as frequently as the end of each calendar quarter following the payment of the dividend.

Sub-Item 77Q1(e)(v)

Copies of any new or amended Registrant investment advisory contracts

33-63212, 811-7736

The Investment Advisory Agreement for Janus Henderson Global Allocation Portfolio - Moderate is attached hereto.

JANUS ASPEN SERIES

INVESTMENT ADVISORY AGREEMENT

GLOBAL ALLOCATION PORTFOLIO – MODERATE

THIS INVESTMENT ADVISORY AGREEMENT (the “Agreement”) is made this 30th day of May, 2017, between JANUS ASPEN SERIES, a Delaware statutory trust (the “Trust”), and JANUS CAPITAL MANAGEMENT LLC, a Delaware limited liability company (“JCM”).

W I T N E S S E T H:

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and has registered its shares for public offering under the Securities Act of 1933, as amended (the “1933 Act”); and

WHEREAS, the Trust is authorized to create separate funds, each with its own separate investment portfolio of which the beneficial interests are represented by a separate series of shares; one of such funds created by the Trust being designated as the Global Allocation Portfolio – Moderate1

1  Effective June 5, 2017 the Fund’s name will change to Janus Henderson Global Allocation Moderate Portfolio.

(the “Fund”); and

WHEREAS, the Trust and JCM deem it mutually advantageous that JCM should be appointed as investment adviser to the Fund.

NOW, THEREFORE, the parties agree as follows:

1. Appointment. The Trust hereby appoints JCM as investment adviser and manager with respect to the Fund for the period and on the terms set forth in this Agreement. JCM hereby accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. Investment Advisory Services. JCM shall determine the securities or other assets to be purchased, sold or held and shall place orders for the purchase or sale of such securities or other assets with brokers, dealers or others. JCM shall furnish continuous advice and recommendations to the Fund, and have authority to act with respect thereto, as to the acquisition, holding, or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time. JCM shall give due consideration to the investment policies and restrictions and the other statements concerning the Fund in the Amended and Restated Trust Instrument (“Trust Instrument”), Bylaws, and registration statements under the 1940 Act and the 1933 Act, and to the provisions of the Internal Revenue Code, as amended from time to time, applicable to the Fund as a regulated investment company and as a funding vehicle for variable insurance contracts. In addition, JCM shall cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund. Subject to the approval of the Trustees of the Trust and, if required, the shareholders of the Fund, JCM is authorized to engage one or more subadvisers in connection with JCM’s duties and responsibilities under this Agreement, which subadvisers may be, but are not required to be, affiliates of JCM.

3. Other Services. JCM is hereby authorized (to the extent the Trust has not otherwise contracted) but not obligated (to the extent it so notifies the Trustees at least 60 days in advance), to perform (or arrange for the performance by other service providers, including affiliates of, independent third party service providers, or duly appointed subadvisers whether affiliated or not) the management and administration services necessary for the operation of the Fund. JCM is specifically authorized, on behalf of the Trust and the Fund, to conduct relations with custodians, depositories, transfer and pricing agents, administrators, fund accounting agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurance company separate accounts, insurers, banks, agents, and such other persons in any such other capacity deemed by JCM and/or the Trustees to be necessary or desirable. To the extent the Trust has not otherwise contracted on behalf of the Fund, JCM shall generally monitor and report to Fund officers the Fund’s compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information relating to the shares of the Fund under the 1933 Act. JCM shall make reports to the Trustees of its performance of services hereunder upon request therefor and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable. JCM is also authorized, subject to review by the Trustees, to furnish such other services as JCM shall from time to time determine to be necessary or useful to perform the services contemplated by this Agreement to the extent such services are not otherwise contracted by the Trust, on behalf of the Fund.

4. Obligations of Trust. The Trust shall have the following obligations under this Agreement:

(a) to keep JCM continuously and fully informed as to the composition of its investment portfolio and the nature of all of its assets and liabilities from time to time;

(b) to furnish JCM with a certified copy of any financial statement or report prepared for it by certified or independent public accountants and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

(c) to furnish JCM with any further materials or information which JCM may reasonably request to enable it to perform its function under this Agreement; and

(d) to compensate JCM for its services and reimburse JCM for its expenses incurred hereunder in accordance with the provisions hereof.

5. Compensation. The Trust shall pay to JCM for its services pursuant to this Agreement a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.07% of the daily closing net asset value of the Fund (1/366 of 0.07% of the daily closing net asset value of the Fund in a leap year). The fee shall be paid monthly.

6. Expenses Borne by JCM. In addition to the expenses which JCM may incur in the performance of its investment advisory functions and other services under this Agreement, and the expenses which it may expressly undertake to incur and pay under other agreements with the Trust or otherwise, JCM shall incur and pay the following expenses relating to the Fund’s operations without reimbursement from the Fund:

(a) Reasonable compensation, fees and related expenses of the Trust’s officers and its Trustees, except for such Trustees who are not “interested persons,” as defined in the 1940 Act, of JCM, and except as otherwise provided in Section 7; Reasonable compensation, fees and related expenses of the Trust’s officers and its Trustees, except for such Trustees who are not “interested persons,” as defined in the 1940 Act, of JCM, and except as otherwise provided in Section 7; and

(b) Rental of offices of the Trust.

7. Expenses Borne by the Trust. The Trust assumes and shall pay all expenses incidental to its organization, operations and business not specifically assumed or agreed to be paid by JCM pursuant to Sections 3 and 6 hereof, including, but not limited to, investment adviser fees; any compensation, fees, or reimbursements which the Trust pays to its Trustees who are not “interested persons,” as defined in the 1940 Act, of JCM; compensation and related expenses of the Chief Compliance Officer of the Trust and compliance staff, as authorized from time to time by the Trustees of the Trust; compensation of the Fund’s custodian, transfer agent, registrar and dividend disbursing agent; legal, accounting, audit and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions (including any appropriate commissions paid to JCM or its affiliates for effecting exchange listed, over the counter or other securities transactions); interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); costs of stock certificates and expenses of delivering such certificates to purchasers thereof; expenses of local representation in Delaware; expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer, or sale of shares of the Fund, including, but not limited to, all costs involved in the registration or qualification of shares of the Fund for sale in any jurisdiction, the costs of portfolio pricing services and compliance systems, and all costs involved in preparing, printing and mailing prospectuses and statements of additional information to Fund shareholders; and all fees, dues and other expenses incurred by the Trust in connection with the membership of the Trust in any trade association or other investment company organization. To the extent that JCM shall perform any of the above described administrative and clerical functions, including transfer agency, registry, dividend disbursing, recordkeeping, bookkeeping, accounting and blue sky monitoring and registration functions, and the preparation of reports and returns, the Trust shall pay to JCM compensation for, or reimburse JCM for its expenses incurred in connection with, such services as JCM and the Trust shall agree from time to time, any other provision of this Agreement notwithstanding.

8. Termination. This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days advance written notice of termination be given to JCM at its principal place of business. This Agreement may be terminated by JCM at any time, without penalty, by giving sixty (60) days advance written notice of termination to the Trust, addressed to its principal place of business. The Trust agrees that, consistent with the terms of the Trust Instrument, the Trust shall cease to use the name “Janus Henderson” in connection with the Fund as soon as reasonably practicable following any termination of this Agreement if JCM does not continue to provide investment advice to the Fund after such termination.

9. Assignment. This Agreement shall terminate automatically in the event of any assignment of this Agreement.

10. Term. This Agreement shall continue in effect until February 1, 2018, unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by (a) the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to February 1 of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

11. Amendments. This Agreement may be amended by the parties only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of any party to this Agreement, and (ii) if required by applicable law, by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

12. Other Series. The Trustees shall determine the basis for making an appropriate allocation of the Trust’s expenses (other than those directly attributable to the Fund) between the Fund and the other series of the Trust.

13. Limitation of Personal Liability. All the parties hereto acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing liabilities. The Trust Instrument describes in detail the respective responsibilities and limitations on liability of the Trustees, officers and holders of shares of beneficial interest of the Trust.

14. Limitation of Liability of JCM. JCM shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this Section 14, the “Adviser” shall include any affiliate of JCM performing services for the Trust contemplated hereunder and directors, officers and employees of JCM and such affiliates.

15. Activities of JCM. The services of JCM to the Trust hereunder are not to be deemed to be exclusive, and JCM and its affiliates are free to render services to other parties. It is understood that trustees, officers and shareholders of the Trust are or may become interested in JCM as directors, officers and shareholders of JCM, that directors, officers, employees and shareholders of JCM are or may become similarly interested in the Trust, and that JCM may become interested in the Trust as a shareholder or otherwise.

16. Certain Definitions. The terms “vote of a majority of the outstanding voting securities,” “assignment” and “interested persons” when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect.

17. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the date and year first above written.

JANUS CAPITAL MANAGEMENT LLC

By: /s/ Brennan Hughes

Name: Brennan Hughes

Title: Senior Vice President, Chief Accounting Officer and Treasurer

JANUS ASPEN SERIES

By: /s/ Jesper Nergaard

Name: Jesper Nergaard

Title: Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer

Sub-Item 77Q1(e)(vi)

Copies of any new or amended Registrant investment advisory contracts

33-63212, 811-7736

The Investment Advisory Agreement for Janus Henderson Global Research Portfolio is attached hereto.

JANUS ASPEN SERIES

INVESTMENT ADVISORY AGREEMENT

GLOBAL RESEARCH PORTFOLIO

THIS INVESTMENT ADVISORY AGREEMENT (the “Agreement”) is made this 30th day of May, 2017, between JANUS ASPEN SERIES, a Delaware statutory trust (the “Trust”), and JANUS CAPITAL MANAGEMENT LLC, a Delaware limited liability company (“JCM”).

W I T N E S S E T H:

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and has registered its shares for public offering under the Securities Act of 1933, as amended (the “1933 Act”); and

WHEREAS, the Trust is authorized to create separate funds, each with its own separate investment portfolio of which the beneficial interests are represented by a separate series of shares; one of such funds created by the Trust being designated as the Global Research Portfolio1

1  Effective June 5, 2017 the Fund’s name will change to Janus Henderson Global Research Portfolio.

(the “Fund”); and

WHEREAS, the Trust and JCM deem it mutually advantageous that JCM should be appointed as the investment adviser to the Fund.

NOW, THEREFORE, the parties agree as follows:

1. Appointment. The Trust hereby appoints JCM as investment adviser and manager with respect to the Fund for the period and on the terms set forth in this Agreement. JCM hereby accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. Investment Advisory Services. JCM shall determine the securities or other assets to be purchased, sold or held and shall place orders for the purchase or sale of such securities or other assets with brokers, dealers or others. JCM shall furnish continuous advice and recommendations to the Fund, and have authority to act with respect thereto, as to the acquisition, holding, or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time. JCM shall give due consideration to the investment policies and restrictions and the other statements concerning the Fund in the Amended and Restated Trust Instrument (“Trust Instrument”), Bylaws, and registration statements under the 1940 Act and the 1933 Act, and to the provisions of the Internal Revenue Code, as amended from time to time, applicable to the Fund as a regulated investment company and as a funding vehicle for variable insurance contracts. In addition, JCM shall cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund. Subject to the approval of the Trustees of the Trust and, if required, the shareholders of the Fund, JCM is authorized to engage one or more subadvisers in connection with

JCM’s duties and responsibilities under this Agreement, which subadvisers may be, but are not required to be, affiliates of JCM.

3. Other Services. JCM is hereby authorized (to the extent the Trust has not otherwise contracted) but not obligated (to the extent it so notifies the Trustees at least 60 days in advance), to perform (or arrange for the performance by other service providers, including affiliates of, independent third party service providers, or duly appointed subadvisers whether affiliated or not) the management and administration services necessary for the operation of the Fund. JCM is specifically authorized, on behalf of the Trust and the Fund, to conduct relations with custodians, depositories, transfer and pricing agents, administrators, fund accounting agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurance company separate accounts, insurers, banks, agents, and such other persons in any such other capacity deemed by JCM and/or the Trustees to be necessary or desirable. To the extent the Trust has not otherwise contracted on behalf of the Fund, JCM shall generally monitor and report to Fund officers the Fund’s compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information relating to the shares of the Fund under the 1933 Act. JCM shall make reports to the Trustees of its performance of services hereunder upon request therefor and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable. JCM is also authorized, subject to review by the Trustees, to furnish such other services as JCM shall from time to time determine to be necessary or useful to perform the services contemplated by this Agreement to the extent such services are not otherwise contracted by the Trust, on behalf of the Fund.

4. Obligations of Trust. The Trust shall have the following obligations under this Agreement:

(a) to keep JCM continuously and fully informed as to the composition of its investment portfolio and the nature of all of its assets and liabilities from time to time;

(b) to furnish JCM with a certified copy of any financial statement or report prepared for it by certified or independent public accountants and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

(c) to furnish JCM with any further materials or information which JCM may reasonably request to enable it to perform its function under this Agreement; and

(d) to compensate JCM for its services and reimburse JCM for its expenses incurred hereunder in accordance with the provisions hereof.

5. Compensation. The Trust shall pay to JCM for its services pursuant to this Agreement a monthly base fee of 1/12 of 0.60% of the average daily closing net asset value of the Fund (“Base Fee”), adjusted by a performance fee as set forth in Schedule A. For any period less than a month during which this Agreement is in effect, the Base Fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

6. Expenses Borne by JCM. In addition to the expenses which JCM may incur in the performance of its investment advisory functions and other services under this Agreement, and the expenses which it may expressly undertake to incur and pay under other agreements with the Trust or otherwise, JCM shall incur and pay the following expenses relating to the Fund’s operations without reimbursement from the Fund:

(a) Reasonable compensation, fees and related expenses of the Trust’s officers and its Trustees, except for such Trustees who are not “interested persons,” as defined in the 1940 Act, of JCM, and except as otherwise provided in Section 7; Reasonable compensation, fees and related expenses of the Trust’s officers and its Trustees, except for such Trustees who are not “interested persons,” as defined in the 1940 Act, of JCM, and except as otherwise provided in Section 7;

(b) Rental of offices of the Trust; and

(c) Fees of any subadviser engaged by the Adviser pursuant to the authority granted in Section 2 hereof.

7.  Expenses Borne by the Trust. The Trust assumes and shall pay all expenses incidental to its organization, operations and business not specifically assumed or agreed to be paid by JCM pursuant to Sections 3 and 6 hereof, including, but not limited to, investment adviser fees; any compensation, fees, or reimbursements which the Trust pays to its Trustees who are not “interested persons,” as defined in the 1940 Act, of JCM; compensation and related expenses of the Chief Compliance Officer of the Trust and compliance staff, as authorized from time to time by the Trustees of the Trust; compensation (and any out-of-pocket expense as may be agreed upon) of the Fund’s custodian, transfer agent, administrator, fund accounting agent, registrar and dividend disbursing agent; legal, accounting, audit and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions (including any appropriate commissions paid to JCM, its affiliates, or other Fund service providers, for effecting exchange listed, over-the-counter or other securities transactions); interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); costs of stock certificates and expenses of delivering such certificates to purchasers thereof; expenses of local representation in Delaware; expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer, or sale of shares of the Fund, including, but not limited to, all costs involved in the registration or qualification of shares of the Fund for sale in any jurisdiction, the costs of portfolio pricing services and compliance systems, and all costs involved in preparing, printing and mailing prospectuses and statements of additional information to Fund shareholders; and all fees, dues and other expenses incurred by the Trust in connection with the membership of the Trust in any trade association or other investment company organization. To the extent that JCM shall perform any of the above described administrative and clerical functions, including transfer agency, registry, dividend disbursing, recordkeeping, bookkeeping, accounting and blue sky monitoring and registration functions, and the preparation of reports and returns, the Trust shall pay to JCM compensation for, or reimburse JCM for its expenses incurred in connection with, such services as JCM and the Trust shall agree from time to time, any other provision of this Agreement notwithstanding.

8. Termination. This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days advance written notice of termination be given to JCM at its principal place of business. This Agreement may be terminated by JCM at any time, without penalty, by giving sixty (60) days advance written notice of termination to the Trust, addressed to its principal place of business. The Trust agrees that, consistent with the terms of the Trust Instrument, the Trust shall cease to use the name “Janus Henderson” in connection with the Fund as soon as reasonably practicable following any termination of this Agreement if JCM does not continue to provide investment advice to the Fund after such termination.

9. Assignment. This Agreement shall terminate automatically in the event of any assignment of this Agreement.

10. Term. This Agreement shall continue in effect until February 1, 2018, unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by (a) the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to February 1 of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

11. Amendments. This Agreement may be amended by the parties only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of any party to this Agreement, and (ii) if required by applicable law, by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

12. Other Series. The Trustees shall determine the basis for making an appropriate allocation of the Trust’s expenses (other than those directly attributable to the Fund) between the Fund and the other series of the Trust.

13 Limitation of Personal Liability. All the parties hereto acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing liabilities. The Trust Instrument describes in detail the respective responsibilities and limitations on liability of the Trustees, officers and holders of shares of beneficial interest of the Trust.

14. Limitation of Liability of JCM. JCM shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this Section 14, the “Adviser” shall include any affiliate of JCM performing services for the Trust contemplated hereunder and directors, officers and employees of JCM and such affiliates.

15. Activities of JCM. The services of JCM to the Trust hereunder are not to be deemed to be exclusive, and JCM and its affiliates are free to render services to other parties. It is understood that trustees, officers and shareholders of the Trust are or may become interested in JCM as directors, officers and shareholders of JCM, that directors, officers, employees and shareholders of JCM are or may become similarly interested in the Trust, and that JCM may become interested in the Trust as a shareholder or otherwise.

16. Certain Definitions. The terms “vote of a majority of the outstanding voting securities,” “assignment” and “interested persons” when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect.

17. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the date and year first above written.

JANUS CAPITAL MANAGEMENT LLC

By: /s/ Brennan Hughes

Name: Brennan Hughes

Title: Senior Vice President, Chief Accounting Officer and Treasurer

JANUS ASPEN SERIES

By: /s/ Jesper Nergaard

Name: Jesper Nergaard

Title: Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer

Schedule A

Performance Adjustment

The Base Fee shall be adjusted monthly based upon the investment performance of the Service Shares (“Class”) in relation to the cumulative investment record of the Fund’s benchmark, the MSCI World IndexSM (the “Index”), over the “Performance Period” (such adjustment being referred to herein as the “Performance Adjustment”). The “Performance Period” is defined as the 36 month period preceding the end of the month for which the fee is being calculated.

The Performance Adjustment shall be calculated by subtracting the investment record of the Index from the investment performance of the Class. If there is less than a 0.50% difference (plus or minus) between the investment performance of the Class and the investment record of the Index, the Fund pays JCM the Base Fee with no adjustment. If the difference between the investment performance of the Class and the investment record of the Index is 0.50% or greater during any Performance Period, the Base Fee will be subject to an upward or downward performance adjustment of  1/12 of 0.0125% for every full 0.50% increment by which the Class outperforms or underperforms the Index. The maximum percentage used in calculating the Performance Adjustment (positive or negative) in any month is 1/12 of 0.15%. The Performance Adjustment is applied against the Fund’s average daily net assets during the Performance Period.

For purposes of computing the Base Fee and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the relevant month for the Base Fee versus average daily net assets during the Performance Period for the Performance Adjustment). The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued daily, beginning no later than the second business day of the month, and thereafter, the amount is distributed evenly throughout the month. The investment advisory fee is paid monthly in arrears.

The average daily net asset value of the Fund, or any class thereof, shall be determined in the manner set forth in the Trust’s Trust Instrument, Bylaws and registration statement, each as may be amended from time to time.

The investment performance of the Class will be the sum of:

(1) the change in the Class’ net asset value (“NAV”) per share during the Performance Period; plus

(2) the value of the Class’ cash distributions per share accumulated to the end of the Performance Period; plus

(3) the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of the Performance Period; expressed as a percentage of the Class’ NAV per share at the beginning of the Performance Period. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in shares of the Class at the NAV in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes.

The investment record of the Index will be the sum of:

(1) the change in the level of the Index during the Performance Period; plus

(2) the value, computed consistently with the Index, of cash distributions made by companies whose securities comprise the Index accumulated to the end of the Performance Period; expressed as a percentage of the Index level at the beginning of the Performance Period. For this purpose, cash distributions on the securities which comprise the Index shall be treated as reinvested in the Index at least as frequently as the end of each calendar quarter following the payment of the dividend.

Sub-Item 77Q1(e)(vii)

Copies of any new or amended Registrant investment advisory contracts

33-63212, 811-7736

The Investment Advisory Agreement for Janus Henderson Global Technology Portfolio is attached hereto.

JANUS ASPEN SERIES

INVESTMENT ADVISORY AGREEMENT

GLOBAL TECHNOLOGY PORTFOLIO

THIS INVESTMENT ADVISORY AGREEMENT (the “Agreement”) is made this 30th day of May, 2017, between JANUS ASPEN SERIES, a Delaware statutory trust (the “Trust”), and JANUS CAPITAL MANAGEMENT LLC, a Delaware limited liability company (“JCM”).

W I T N E S S E T H:

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and has registered its shares for public offering under the Securities Act of 1933, as amended (the “1933 Act”); and

WHEREAS, the Trust is authorized to create separate funds, each with its own separate investment portfolio of which the beneficial interests are represented by a separate series of shares; one of such funds created by the Trust being designated as the Global Technology Portfolio1

1  Effective June 5, 2017 the Fund’s name will change to Janus Henderson Global Technology Portfolio.

(the “Fund”); and

WHEREAS, the Trust and JCM deem it mutually advantageous that JCM should be appointed as investment adviser to the Fund.

NOW, THEREFORE, the parties agree as follows:

1. Appointment. The Trust hereby appoints JCM as investment adviser and manager with respect to the Fund for the period and on the terms set forth in this Agreement. JCM hereby accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. Investment Advisory Services. JCM shall determine the securities or other assets to be purchased, sold or held and shall place orders for the purchase or sale of such securities or other assets with brokers, dealers or others. JCM shall furnish continuous advice and recommendations to the Fund, and have authority to act with respect thereto, as to the acquisition, holding, or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time. JCM shall give due consideration to the investment policies and restrictions and the other statements concerning the Fund in the Amended and Restated Trust Instrument (“Trust Instrument”), Bylaws, and registration statements under the 1940 Act and the 1933 Act, and to the provisions of the Internal Revenue Code, as amended from time to time, applicable to the Fund as a regulated investment company and as a funding vehicle for variable insurance contracts. In addition, JCM shall cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund. Subject to the approval of the Trustees of the Trust and, if required, the shareholders of the Fund, JCM is authorized to engage one or more subadvisers in connection with JCM’s duties and responsibilities under this Agreement, which subadvisers may be, but are not required to be, affiliates of JCM.

3. Other Services. JCM is hereby authorized (to the extent the Trust has not otherwise contracted) but not obligated (to the extent it so notifies the Trustees at least 60 days in advance), to perform (or arrange for the performance by other service providers, including affiliates of, independent third party service providers, or duly appointed subadvisers whether affiliated or not) the management and administration services necessary for the operation of the Fund. JCM is specifically authorized, on behalf of the Trust and the Fund, to conduct relations with custodians, depositories, transfer and pricing agents, administrators, fund accounting agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurance company separate accounts, insurers, banks, agents, and such other persons in any such other capacity deemed by JCM and/or the Trustees to be necessary or desirable. To the extent the Trust has not otherwise contracted on behalf of the Fund, JCM shall generally monitor and report to Fund officers the Fund’s compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information relating to the shares of the Fund under the 1933 Act. JCM shall make reports to the Trustees of its performance of services hereunder upon request therefor and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable. JCM is also authorized, subject to review by the Trustees, to furnish such other services as JCM shall from time to time determine to be necessary or useful to perform the services contemplated by this Agreement to the extent such services are not otherwise contracted by the Trust, on behalf of the Fund.

4. Obligations of Trust. The Trust shall have the following obligations under this Agreement:

(a) to keep JCM continuously and fully informed as to the composition of its investment portfolio and the nature of all of its assets and liabilities from time to time;

(b) to furnish JCM with a certified copy of any financial statement or report prepared for it by certified or independent public accountants and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

(c) to furnish JCM with any further materials or information which JCM may reasonably request to enable it to perform its function under this Agreement; and

(d) to compensate JCM for its services and reimburse JCM for its expenses incurred hereunder in accordance with the provisions hereof.

5. Compensation. The Trust shall pay to JCM for its services pursuant to this Agreement a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.64% of the daily closing net asset value of the Fund (1/366 of 0.64% of the daily closing net asset value of the Fund in a leap year). The fee shall be paid monthly.

6. Expenses Borne by JCM. In addition to the expenses which JCM may incur in the performance of its investment advisory functions and other services under this Agreement, and the expenses which it may expressly undertake to incur and pay under other agreements with the Trust or otherwise, JCM shall incur and pay the following expenses relating to the Fund’s operations without reimbursement from the Fund:

(a) Reasonable compensation, fees and related expenses of the Trust’s officers and its Trustees, except for such Trustees who are not “interested persons,” as defined in the 1940 Act, of JCM, and except as otherwise provided in Section 7; Reasonable compensation, fees and related expenses of the Trust’s officers and its Trustees, except for such Trustees who are not “interested persons,” as defined in the 1940 Act, of JCM, and except as otherwise provided in Section 7; and

(b) Rental of offices of the Trust.

7. Expenses Borne by the Trust. The Trust assumes and shall pay all expenses incidental to its organization, operations and business not specifically assumed or agreed to be paid by JCM pursuant to Sections 3 and 6 hereof, including, but not limited to, investment adviser fees; any compensation, fees, or reimbursements which the Trust pays to its Trustees who are not “interested persons,” as defined in the 1940 Act, of JCM; compensation and related expenses of the Chief Compliance Officer of the Trust and compliance staff, as authorized from time to time by the Trustees of the Trust; compensation of the Fund’s custodian, transfer agent, registrar and dividend disbursing agent; legal, accounting, audit and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions (including any appropriate commissions paid to JCM or its affiliates for effecting exchange listed, over the counter or other securities transactions); interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); costs of stock certificates and expenses of delivering such certificates to purchasers thereof; expenses of local representation in Delaware; expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer, or sale of shares of the Fund, including, but not limited to, all costs involved in the registration or qualification of shares of the Fund for sale in any jurisdiction, the costs of portfolio pricing services and compliance systems, and all costs involved in preparing, printing and mailing prospectuses and statements of additional information to Fund shareholders; and all fees, dues and other expenses incurred by the Trust in connection with the membership of the Trust in any trade association or other investment company organization. To the extent that JCM shall perform any of the above described administrative and clerical functions, including transfer agency, registry, dividend disbursing, recordkeeping, bookkeeping, accounting and blue sky monitoring and registration functions, and the preparation of reports and returns, the Trust shall pay to JCM compensation for, or reimburse JCM for its expenses incurred in connection with, such services as JCM and the Trust shall agree from time to time, any other provision of this Agreement notwithstanding.

8. Termination. This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days advance written notice of termination be given to JCM at its principal place of business. This Agreement may be terminated by JCM at any time, without penalty, by giving sixty (60) days advance written notice of termination to the Trust, addressed to its principal place of business. The Trust agrees that, consistent with the terms of the Trust Instrument, the Trust shall cease to use the name “Janus Henderson” in connection with the Fund as soon as reasonably practicable following any termination of this Agreement if JCM does not continue to provide investment advice to the Fund after such termination.

9. Assignment. This Agreement shall terminate automatically in the event of any assignment of this Agreement.

10. Term. This Agreement shall continue in effect until February 1, 2018, unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by (a) the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to February 1 of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

11 Amendments. This Agreement may be amended by the parties only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of any party to this Agreement, and (ii) if required by applicable law, by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

12. Other Series. The Trustees shall determine the basis for making an appropriate allocation of the Trust’s expenses (other than those directly attributable to the Fund) between the Fund and the other series of the Trust.

13. Limitation of Personal Liability. All the parties hereto acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing liabilities. The Trust Instrument describes in detail the respective responsibilities and limitations on liability of the Trustees, officers and holders of shares of beneficial interest of the Trust.

14. Limitation of Liability of JCM. JCM shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this Section 14, the “Adviser” shall include any affiliate of JCM performing services for the Trust contemplated hereunder and directors, officers and employees of JCM and such affiliates.

15. Activities of JCM. The services of JCM to the Trust hereunder are not to be deemed to be exclusive, and JCM and its affiliates are free to render services to other parties. It is understood that trustees, officers and shareholders of the Trust are or may become interested in JCM as directors, officers and shareholders of JCM, that directors, officers, employees and shareholders of JCM are or may become similarly interested in the Trust, and that JCM may become interested in the Trust as a shareholder or otherwise.

16. Certain Definitions. The terms “vote of a majority of the outstanding voting securities,” “assignment” and “interested persons” when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect.

17. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the date and year first above written.

JANUS CAPITAL MANAGEMENT LLC

By: /s/ Brennan Hughes

Name: Brennan Hughes

Title: Senior Vice President, Chief Accounting Officer and Treasurer

JANUS ASPEN SERIES

By: /s/ Jesper Nergaard

Name: Jesper Nergaard

Title: Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer

Sub-Item 77Q1(e)(viii)

Copies of any new or amended Registrant investment advisory contracts

33-63212, 811-7736

The Investment Advisory Agreement for Janus Henderson Global Unconstrained Bond Portfolio is attached hereto.

JANUS ASPEN SERIES

INVESTMENT ADVISORY AGREEMENT

GLOBAL UNCONSTRAINED BOND PORTFOLIO

THIS INVESTMENT ADVISORY AGREEMENT (the “Agreement”) is made this 30th day of May, 2017, between JANUS ASPEN SERIES, a Delaware statutory trust (the “Trust”), and JANUS CAPITAL MANAGEMENT LLC, a Delaware limited liability company (“JCM”).

W I T N E S S E T H:

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and has registered its shares for public offering under the Securities Act of 1933, as amended (the “1933 Act”); and

WHEREAS, the Trust is authorized to create separate funds, each with its own separate investment portfolio of which the beneficial interests are represented by a separate series of shares; one of such funds created by the Trust being designated as the Global Unconstrained Bond Portfolio1

1  Effective June 5, 2017 the Fund’s name will change to Janus Henderson Global Unconstrained Bond Portfolio.

(the “Fund”); and

WHEREAS, the Trust and JCM deem it mutually advantageous that JCM should be appointed as investment adviser to the Fund.

NOW, THEREFORE, the parties agree as follows:

1. Appointment. The Trust hereby appoints JCM as investment adviser and manager, commodity trading adviser and commodity pool operator, with respect to the Fund for the period and on the terms set forth in this Agreement. JCM hereby accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. Investment Advisory Services. JCM shall determine the securities or other assets to be purchased, sold or held and shall place orders for the purchase or sale of such securities or other assets with brokers, dealers or others. JCM shall furnish continuous advice and recommendations to the Fund, and have authority to act with respect thereto, as to the acquisition, holding, or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time. JCM shall give due consideration to the investment policies and restrictions and the other statements concerning the Fund in the Amended and Restated Trust Instrument (“Trust Instrument”), Bylaws, and registration statements under the 1940 Act and the 1933 Act, and to the provisions of the Internal Revenue Code, as amended from time to time, applicable to the Fund as a regulated investment company and as a funding vehicle for variable insurance contracts. In addition, JCM shall cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund. Subject to the approval of the Trustees of the Trust and, if required, the shareholders of the Fund, JCM is authorized to engage one or more subadvisers in connection with

JCM’s duties and responsibilities under this Agreement, which subadvisers may be, but are not required to be, affiliates of JCM.

3. Other Services. JCM is hereby authorized (to the extent the Trust has not otherwise contracted) but not obligated (to the extent it so notifies the Trustees at least 60 days in advance), to perform (or arrange for the performance by other service providers, including affiliates of, independent third party service providers, or duly appointed subadvisers whether affiliated or not) the management and administration services necessary for the operation of the Fund. JCM is specifically authorized, on behalf of the Trust and the Fund, to conduct relations with custodians, depositories, transfer and pricing agents, administrators, fund accounting agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurance company separate accounts, insurers, banks, agents, and such other persons in any such other capacity deemed by JCM and/or the Trustees to be necessary or desirable. To the extent the Trust has not otherwise contracted on behalf of the Fund, JCM shall generally monitor and report to Fund officers the Fund’s compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information relating to the shares of the Fund under the 1933 Act. JCM shall make reports to the Trustees of its performance of services hereunder upon request therefor and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable. JCM is also authorized, subject to review by the Trustees, to furnish such other services as JCM shall from time to time determine to be necessary or useful to perform the services contemplated by this Agreement to the extent such services are not otherwise contracted by the Trust, on behalf of the Fund.

4. Obligations of Trust. The Trust shall have the following obligations under this Agreement:

(a) to keep JCM continuously and fully informed as to the composition of its investment portfolio and the nature of all of its assets and liabilities from time to time;

(b) to furnish JCM with a certified copy of any financial statement or report prepared for it by certified or independent public accountants and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

(c) to furnish JCM with any further materials or information which JCM may reasonably request to enable it to perform its function under this Agreement; and

(d) to compensate JCM for its services and reimburse JCM for its expenses incurred hereunder in accordance with the provisions hereof.

5. Compensation. The Trust shall pay to JCM for its services a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.65% of the first $1,000,000,000 of the average daily closing net asset value of the Fund, plus 1/365 of 0.62% of the next $2,000,000,000 of the average daily closing asset value of the Fund, plus 1/365 of 0.60% of the average daily closing net asset value of the Fund in excess of $3,000,000,000 (1/366 of 0.65% of the first $1,000,000,000 of the average daily closing asset value of the Fund, plus 1/366 of 0.62% of the next $2,000,000,000 of the average daily closing asset value of the Fund, plus 1/366 of 0.60% of the average daily closing net asset value of the Fund in excess of $3,000,000,000 in a leap year). The fee shall be paid monthly.

To the extent the Fund invests its assets in the Janus Aspen Global Unconstrained Bond Subsidiary, Ltd., a wholly-owned subsidiary of the Fund (“Subsidiary”), Janus Capital shall not collect advisory fees that Janus Capital would otherwise be entitled to under this Agreement in an amount equal to the fee that Janus Capital receives from the Subsidiary.

6. Expenses Borne by JCM. In addition to the expenses which JCM may incur in the performance of its investment advisory functions and other services under this Agreement, and the expenses which it may expressly undertake to incur and pay under other agreements with the Trust or otherwise, JCM shall incur and pay the following expenses relating to the Fund’s operations without reimbursement from the Fund:

(a) Reasonable compensation, fees and related expenses of the Trust’s officers and its Trustees, except for such Trustees who are not “interested persons,” as defined in the 1940 Act, of JCM, and except as otherwise provided in Section 7; Reasonable compensation, fees and related expenses of the Trust’s officers and its Trustees, except for such Trustees who are not “interested persons,” as defined in the 1940 Act, of JCM, and except as otherwise provided in Section 7; and

(b) Rental of offices of the Trust.

7. Expenses Borne by the Trust. The Trust assumes and shall pay all expenses incidental to its organization, operations and business not specifically assumed or agreed to be paid by JCM pursuant to Sections 3 and 6 hereof, including, but not limited to, investment adviser fees; any compensation, fees, or reimbursements which the Trust pays to its Trustees who are not “interested persons,” as defined in the 1940 Act, of JCM; compensation and related expenses of the Chief Compliance Officer of the Trust and compliance staff, as authorized from time to time by the Trustees of the Trust; compensation of the Fund’s custodian, transfer agent, registrar and dividend disbursing agent; legal, accounting, audit and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions (including any appropriate commissions paid to JCM or its affiliates for effecting exchange listed, over the counter or other securities transactions); interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); costs of stock certificates and expenses of delivering such certificates to purchasers thereof; expenses of local representation in Delaware; expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer, or sale of shares of the Fund, including, but not limited to, all costs involved in the registration or qualification of shares of the Fund for sale in any jurisdiction, the costs of portfolio pricing services and compliance systems, and all costs involved in preparing, printing and mailing prospectuses and statements of additional information to Fund shareholders; and all fees, dues and other expenses incurred by the Trust in connection with the membership of the Trust in any trade association or other investment company organization. To the extent that JCM shall perform any of the above described administrative and clerical functions, including transfer agency, registry, dividend disbursing, recordkeeping, bookkeeping, accounting and blue sky monitoring and registration functions, and the preparation of reports and returns, the Trust shall pay to JCM compensation for, or reimburse JCM for its expenses incurred in connection with, such services as JCM and the Trust shall agree from time to time, any other provision of this Agreement notwithstanding.

8. Termination. This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days advance written notice of termination be given to JCM at its principal place of business. This Agreement may be terminated by JCM at any time, without penalty, by giving sixty (60) days advance written notice of termination to the Trust, addressed to its principal place of business. The Trust agrees that, consistent with the terms of the Trust Instrument, the Trust shall cease to use the name “Janus Henderson” in connection with the Fund as soon as reasonably practicable following any termination of this Agreement if JCM does not continue to provide investment advice to the Fund after such termination.

9. Assignment. This Agreement shall terminate automatically in the event of any assignment of this Agreement.

10. Term. This Agreement shall continue in effect until February 1, 2018, unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by (a) the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to February 1 of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

11. Amendments. This Agreement may be amended by the parties only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of any party to this Agreement, and (ii) if required by applicable law, by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

12. Other Series. The Trustees shall determine the basis for making an appropriate allocation of the Trust’s expenses (other than those directly attributable to the Fund) between the Fund and the other series of the Trust.

13. Limitation of Personal Liability. All the parties hereto acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing liabilities. The Trust Instrument describes in detail the respective responsibilities and limitations on liability of the Trustees, officers and holders of shares of beneficial interest of the Trust.

14. Limitation of Liability of JCM. JCM shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this Section 14, the “Adviser” shall include any affiliate of JCM performing services for the Trust contemplated hereunder and directors, officers and employees of JCM and such affiliates.

15. Activities of JCM. The services of JCM to the Trust hereunder are not to be deemed to be exclusive, and JCM and its affiliates are free to render services to other parties. It is understood that trustees, officers and shareholders of the Trust are or may become interested in JCM as directors, officers and shareholders of JCM, that directors, officers, employees and shareholders of JCM are or may become similarly interested in the Trust, and that JCM may become interested in the Trust as a shareholder or otherwise.

16. Certain Definitions. The terms “vote of a majority of the outstanding voting securities,” “assignment” and “interested persons” when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect.

17. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the date and year first above written.

JANUS CAPITAL MANAGEMENT LLC

By: /s/ Brennan Hughes

Name: Brennan Hughes

Title: Senior Vice President, Chief Accounting Officer and Treasurer

JANUS ASPEN SERIES

By: /s/ Jesper Nergaard

Name: Jesper Nergaard

Title: Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer

Sub-Item 77Q1(e)(ix)

Copies of any new or amended Registrant investment advisory contracts

33-63212, 811-7736

The Investment Advisory Agreement for Janus Henderson Mid Cap Value Portfolio is attached hereto.

JANUS ASPEN SERIES

INVESTMENT ADVISORY AGREEMENT

JANUS ASPEN PERKINS MID CAP VALUE PORTFOLIO

THIS INVESTMENT ADVISORY AGREEMENT (the “Agreement”) is made this 30th day of May, 2017, between JANUS ASPEN SERIES, a Delaware statutory trust (the “Trust”), and JANUS CAPITAL MANAGEMENT LLC, a Delaware limited liability company (“JCM”).

W I T N E S S E T H:

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and has registered its shares for public offering under the Securities Act of 1933, as amended (the “1933 Act”); and

WHEREAS, the Trust is authorized to create separate funds, each with its own separate investment portfolio of which the beneficial interests are represented by a separate series of shares; one of such funds created by the Trust being designated as the Janus Aspen Perkins Mid Cap Value Portfolio1

1  Effective June 5, 2017 the Fund’s name will change to Janus Henderson Mid Cap Value Portfolio.

(the “Fund”); and

WHEREAS, the Trust and JCM deem it mutually advantageous that JCM should be appointed as the investment adviser to the Fund.

NOW, THEREFORE, the parties agree as follows:

1. Appointment. The Trust hereby appoints JCM as investment adviser and manager with respect to the Fund for the period and on the terms set forth in this Agreement. JCM hereby accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. Investment Advisory Services. JCM shall determine the securities or other assets to be purchased, sold or held and shall place orders for the purchase or sale of such securities or other assets with brokers, dealers or others. JCM shall furnish continuous advice and recommendations to the Fund, and have authority to act with respect thereto, as to the acquisition, holding, or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time. JCM shall give due consideration to the investment policies and restrictions and the other statements concerning the Fund in the Amended and Restated Trust Instrument (“Trust Instrument”), Bylaws, and registration statements under the 1940 Act and the 1933 Act, and to the provisions of the Internal Revenue Code, as amended from time to time, applicable to the Fund as a regulated investment company and as a funding vehicle for variable insurance contracts. In addition, JCM shall cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund. Subject to the approval of the Trustees of the Trust and, if required, the shareholders of the Fund, JCM is authorized to engage one or more subadvisers in connection with

JCM’s duties and responsibilities under this Agreement, which subadvisers may be, but are not required to be, affiliates of JCM.

3. Other Services. JCM is hereby authorized (to the extent the Trust has not otherwise contracted) but not obligated (to the extent it so notifies the Trustees at least 60 days in advance), to perform (or arrange for the performance by other service providers, including affiliates of, independent third party service providers, or duly appointed subadvisers whether affiliated or not) the management and administration services necessary for the operation of the Fund. JCM is specifically authorized, on behalf of the Trust and the Fund, to conduct relations with custodians, depositories, transfer and pricing agents, administrators, fund accounting agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurance company separate accounts, insurers, banks, agents, and such other persons in any such other capacity deemed by JCM and/or the Trustees to be necessary or desirable. To the extent the Trust has not otherwise contracted on behalf of the Fund, JCM shall generally monitor and report to Fund officers the Fund’s compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information relating to the shares of the Fund under the 1933 Act. JCM shall make reports to the Trustees of its performance of services hereunder upon request therefor and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable. JCM is also authorized, subject to review by the Trustees, to furnish such other services as JCM shall from time to time determine to be necessary or useful to perform the services contemplated by this Agreement to the extent such services are not otherwise contracted by the Trust, on behalf of the Fund.

4. Obligations of Trust. The Trust shall have the following obligations under this Agreement:

(a) to keep JCM continuously and fully informed as to the composition of its investment portfolio and the nature of all of its assets and liabilities from time to time;

(b) to furnish JCM with a certified copy of any financial statement or report prepared for it by certified or independent public accountants and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

(c) to furnish JCM with any further materials or information which JCM may reasonably request to enable it to perform its function under this Agreement; and

(d) to compensate JCM for its services and reimburse JCM for its expenses incurred hereunder in accordance with the provisions hereof.

5. Compensation. The Trust shall pay to JCM for its services pursuant to this Agreement a monthly base fee of 1/12 of 0.64% of the average daily closing net asset value of the Fund (“Base Fee”) adjusted by a performance fee as set forth in Schedule A. For any period less than a month during which this Agreement is in effect, the Base Fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

6. Expenses Borne by JCM. In addition to the expenses which JCM may incur in the performance of its investment advisory functions and other services under this Agreement, and the expenses which it may expressly undertake to incur and pay under other agreements with the Trust or otherwise, JCM shall incur and pay the following expenses relating to the Fund’s operations without reimbursement from the Fund:

(a) Reasonable compensation, fees and related expenses of the Trust’s officers and its Trustees, except for such Trustees who are not “interested persons,” as defined in the 1940 Act, of JCM, and except as otherwise provided in Section 7; Reasonable compensation, fees and related expenses of the Trust’s officers and its Trustees, except for such Trustees who are not “interested persons,” as defined in the 1940 Act, of JCM, and except as otherwise provided in Section 7;

(b) Rental of offices of the Trust; and

(c) Fees of any subadviser engaged by the Adviser pursuant to the authority granted in Section 2 hereof.

7. Expenses Borne by the Trust. The Trust assumes and shall pay all expenses incidental to its organization, operations and business not specifically assumed or agreed to be paid by JCM pursuant to Sections 3 and 6 hereof, including, but not limited to, investment adviser fees; any compensation, fees, or reimbursements which the Trust pays to its Trustees who are not “interested persons,” as defined in the 1940 Act, of JCM; compensation and related expenses of the Chief Compliance Officer of the Trust and compliance staff, as authorized from time to time by the Trustees of the Trust; compensation (and any out-of-pocket expense as may be agreed upon) of the Fund’s custodian, transfer agent, administrator, fund accounting agent, registrar and dividend disbursing agent; legal, accounting, audit and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions (including any appropriate commissions paid to JCM, its affiliates, or other Fund service providers, for effecting exchange listed, over-the-counter or other securities transactions); interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); costs of stock certificates and expenses of delivering such certificates to purchasers thereof; expenses of local representation in Delaware; expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer, or sale of shares of the Fund, including, but not limited to, all costs involved in the registration or qualification of shares of the Fund for sale in any jurisdiction, the costs of portfolio pricing services and compliance systems, and all costs involved in preparing, printing and mailing prospectuses and statements of additional information to Fund shareholders; and all fees, dues and other expenses incurred by the Trust in connection with the membership of the Trust in any trade association or other investment company organization. To the extent that JCM shall perform any of the above described administrative and clerical functions, including transfer agency, registry, dividend disbursing, recordkeeping, bookkeeping, accounting and blue sky monitoring and registration functions, and the preparation of reports and returns, the Trust shall pay to JCM compensation for, or reimburse JCM for its expenses incurred in connection with, such services as JCM and the Trust shall agree from time to time, any other provision of this Agreement notwithstanding.

8. Termination. This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days advance written notice of termination be given to JCM at its principal place of business. This Agreement may be terminated by JCM at any time, without penalty, by giving sixty (60) days advance written notice of termination to the Trust, addressed to its principal place of business. The Trust agrees that, consistent with the terms of the Trust Instrument, the Trust shall cease to use the name “Janus Henderson” in connection with the Fund as soon as reasonably practicable following any termination of this Agreement if JCM does not continue to provide investment advice to the Fund after such termination.

9. Assignment. This Agreement shall terminate automatically in the event of any assignment of this Agreement.

10. Term. This Agreement shall continue in effect until February 1, 2018, unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by (a) the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to February 1 of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

11. Amendments. This Agreement may be amended by the parties only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of any party to this Agreement, and (ii) if required by applicable law, by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

12. Other Series. The Trustees shall determine the basis for making an appropriate allocation of the Trust’s expenses (other than those directly attributable to the Fund) between the Fund and the other series of the Trust.

13. Limitation of Personal Liability. All the parties hereto acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing liabilities. The Trust Instrument describes in detail the respective responsibilities and limitations on liability of the Trustees, officers and holders of shares of beneficial interest of the Trust.

14. Limitation of Liability of JCM. JCM shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this Section 14, the “Adviser” shall include any affiliate of JCM performing services for the Trust contemplated hereunder and directors, officers and employees of JCM and such affiliates.

15. Activities of JCM. The services of JCM to the Trust hereunder are not to be deemed to be exclusive, and JCM and its affiliates are free to render services to other parties. It is understood that trustees, officers and shareholders of the Trust are or may become interested in JCM as directors, officers and shareholders of JCM, that directors, officers, employees and shareholders of JCM are or may become similarly interested in the Trust, and that JCM may become interested in the Trust as a shareholder or otherwise.

16. Certain Definitions. The terms “vote of a majority of the outstanding voting securities,” “assignment” and “interested persons” when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect.

17. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the date and year first above written.

JANUS CAPITAL MANAGEMENT LLC

By: /s/ Brennan Hughes

Name: Brennan Hughes

Title: Senior Vice President, Chief Accounting Officer and Treasurer

JANUS ASPEN SERIES

By: /s/ Jesper Nergaard

Name: Jesper Nergaard

Title: Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer

Schedule A

Performance Adjustment

The Base Fee shall be adjusted monthly based upon the investment performance of the Service Shares (“Class”) in relation to the cumulative investment record of the Fund’s benchmark, the Russell Midcap® Value Index (the “Index”), over the “Performance Period” (such adjustment being referred to herein as the “Performance Adjustment”). The “Performance Period” is defined as the 36 month period preceding the end of the month for which the fee is being calculated.

The Performance Adjustment shall be calculated by subtracting the investment record of the Index from the investment performance of the Class. If there is less than a 0.50% difference (plus or minus) between the investment performance of the Class and the investment record of the Index, the Fund pays JCM the Base Fee with no adjustment. If the difference between the investment performance of the Class and the investment record of the Index is 0.50% or greater during any Performance Period, the Base Fee will be subject to an upward or downward performance adjustment of  1/12 of 0.01875% for every full 0.50% increment by which the Class outperforms or underperforms the Index. The maximum percentage used in calculating the Performance Adjustment (positive or negative) in any month is 1/12 of 0.15%. The Performance Adjustment is applied against the Fund’s average daily net assets during the Performance Period.

For purposes of computing the Base Fee and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the relevant month for the Base Fee versus average daily net assets during the Performance Period for the Performance Adjustment). The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued daily, beginning no later than the second business day of the month, and thereafter, the amount is distributed evenly throughout the month. The investment advisory fee is paid monthly in arrears.

The average daily net asset value of the Fund, or any class thereof, shall be determined in the manner set forth in the Trust’s Trust Instrument, Bylaws and registration statement, each as may be amended from time to time.

The investment performance of the Class will be the sum of:

(1) the change in the Class’ net asset value (“NAV”) per share during the Performance Period; plus

(2) the value of the Class’ cash distributions per share accumulated to the end of the Performance Period; plus

(3) the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of the Performance Period; expressed as a percentage of the Class’ NAV per share at the beginning of the Performance Period. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in shares of the Class at the NAV in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes.

The investment record of the Index will be the sum of:

(1) the change in the level of the Index during the Performance Period; plus

(2) the value, computed consistently with the Index, of cash distributions made by companies whose securities comprise the Index accumulated to the end of the Performance Period; expressed as a percentage of the Index level at the beginning of the Performance Period. For this purpose, cash distributions on the securities which comprise the Index shall be treated as reinvested in the Index at least as frequently as the end of each calendar quarter following the payment of the dividend.

Sub-Item 77Q1(e)(x)

Copies of any new or amended Registrant investment advisory contracts

33-63212, 811-7736

The Investment Advisory Agreement for Janus Henderson Overseas Portfolio is attached hereto.

JANUS ASPEN SERIES

INVESTMENT ADVISORY AGREEMENT

OVERSEAS PORTFOLIO

THIS INVESTMENT ADVISORY AGREEMENT (the “Agreement”) is made this 30th day of May, 2017, between JANUS ASPEN SERIES, a Delaware statutory trust (the “Trust”), and JANUS CAPITAL MANAGEMENT LLC, a Delaware limited liability company (“JCM”).

W I T N E S S E T H:

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and has registered its shares for public offering under the Securities Act of 1933, as amended (the “1933 Act”); and

WHEREAS, the Trust is authorized to create separate funds, each with its own separate investment portfolio of which the beneficial interests are represented by a separate series of shares; one of such funds created by the Trust being designated as the Overseas Portfolio1

1  Effective June 5, 2017 the Fund’s name will change to Janus Henderson Overseas Portfolio.

(the “Fund”); and

WHEREAS, the Trust and JCM deem it mutually advantageous that JCM should be appointed as the investment adviser to the Fund.

NOW, THEREFORE, the parties agree as follows:

1. Appointment. The Trust hereby appoints JCM as investment adviser and manager with respect to the Fund for the period and on the terms set forth in this Agreement. JCM hereby accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. Investment Advisory Services. JCM shall determine the securities or other assets to be purchased, sold or held and shall place orders for the purchase or sale of such securities or other assets with brokers, dealers or others. JCM shall furnish continuous advice and recommendations to the Fund, and have authority to act with respect thereto, as to the acquisition, holding, or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time. JCM shall give due consideration to the investment policies and restrictions and the other statements concerning the Fund in the Amended and Restated Trust Instrument (“Trust Instrument”), Bylaws, and registration statements under the 1940 Act and the 1933 Act, and to the provisions of the Internal Revenue Code, as amended from time to time, applicable to the Fund as a regulated investment company and as a funding vehicle for variable insurance contracts. In addition, JCM shall cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund. Subject to the approval of the Trustees of the Trust and, if required, the shareholders of the Fund, JCM is authorized to engage one or more subadvisers in connection with

JCM’s duties and responsibilities under this Agreement, which subadvisers may be, but are not required to be, affiliates of JCM.

3. Other Services. JCM is hereby authorized (to the extent the Trust has not otherwise contracted) but not obligated (to the extent it so notifies the Trustees at least 60 days in advance), to perform (or arrange for the performance by other service providers, including affiliates of, independent third party service providers, or duly appointed subadvisers whether affiliated or not) the management and administration services necessary for the operation of the Fund. JCM is specifically authorized, on behalf of the Trust and the Fund, to conduct relations with custodians, depositories, transfer and pricing agents, administrators, fund accounting agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurance company separate accounts, insurers, banks, agents, and such other persons in any such other capacity deemed by JCM and/or the Trustees to be necessary or desirable. To the extent the Trust has not otherwise contracted on behalf of the Fund, JCM shall generally monitor and report to Fund officers the Fund’s compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information relating to the shares of the Fund under the 1933 Act. JCM shall make reports to the Trustees of its performance of services hereunder upon request therefor and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable. JCM is also authorized, subject to review by the Trustees, to furnish such other services as JCM shall from time to time determine to be necessary or useful to perform the services contemplated by this Agreement to the extent such services are not otherwise contracted by the Trust, on behalf of the Fund.

4. Obligations of Trust. The Trust shall have the following obligations under this Agreement:

(a) to keep JCM continuously and fully informed as to the composition of its investment portfolio and the nature of all of its assets and liabilities from time to time;

(b) to furnish JCM with a certified copy of any financial statement or report prepared for it by certified or independent public accountants and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

(c) to furnish JCM with any further materials or information which JCM may reasonably request to enable it to perform its function under this Agreement; and

(d) to compensate JCM for its services and reimburse JCM for its expenses incurred hereunder in accordance with the provisions hereof.

5. Compensation. The Trust shall pay to JCM for its services pursuant to this Agreement a monthly base fee of 1/12 of 0.64% of the average daily closing net asset value of the Fund (“Base Fee”) adjusted by a performance fee as set forth in Schedule A. For any period less than a month during which this Agreement is in effect, the Base Fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

6. Expenses Borne by JCM. In addition to the expenses which JCM may incur in the performance of its investment advisory functions and other services under this Agreement, and the expenses which it may expressly undertake to incur and pay under other agreements with the Trust or otherwise, JCM shall incur and pay the following expenses relating to the Fund’s operations without reimbursement from the Fund:

(a) Reasonable compensation, fees and related expenses of the Trust’s officers and its Trustees, except for such Trustees who are not “interested persons,” as defined in the 1940 Act, of JCM, and except as otherwise provided in Section 7; Reasonable compensation, fees and related expenses of the Trust’s officers and its Trustees, except for such Trustees who are not “interested persons,” as defined in the 1940 Act, of JCM, and except as otherwise provided in Section 7;

(b) Rental of offices of the Trust; and

(c) Fees of any subadviser engaged by the Adviser pursuant to the authority granted in Section 2 hereof.

7. Expenses Borne by the Trust. The Trust assumes and shall pay all expenses incidental to its organization, operations and business not specifically assumed or agreed to be paid by JCM pursuant to Sections 3 and 6 hereof, including, but not limited to, investment adviser fees; any compensation, fees, or reimbursements which the Trust pays to its Trustees who are not “interested persons,” as defined in the 1940 Act, of JCM; compensation and related expenses of the Chief Compliance Officer of the Trust and compliance staff, as authorized from time to time by the Trustees of the Trust; compensation (and any out-of-pocket expense as may be agreed upon) of the Fund’s custodian, transfer agent, administrator, fund accounting agent, registrar and dividend disbursing agent; legal, accounting, audit and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions (including any appropriate commissions paid to JCM, its affiliates, or other Fund service providers, for effecting exchange listed, over-the-counter or other securities transactions); interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); costs of stock certificates and expenses of delivering such certificates to purchasers thereof; expenses of local representation in Delaware; expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer, or sale of shares of the Fund, including, but not limited to, all costs involved in the registration or qualification of shares of the Fund for sale in any jurisdiction, the costs of portfolio pricing services and compliance systems, and all costs involved in preparing, printing and mailing prospectuses and statements of additional information to Fund shareholders; and all fees, dues and other expenses incurred by the Trust in connection with the membership of the Trust in any trade association or other investment company organization. To the extent that JCM shall perform any of the above described administrative and clerical functions, including transfer agency, registry, dividend disbursing, recordkeeping, bookkeeping, accounting and blue sky monitoring and registration functions, and the preparation of reports and returns, the Trust shall pay to JCM compensation for, or reimburse JCM for its expenses incurred in connection with, such services as JCM and the Trust shall agree from time to time, any other provision of this Agreement notwithstanding.

8. Termination. This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days advance written notice of termination be given to JCM at its principal place of business. This Agreement may be terminated by JCM at any time, without penalty, by giving sixty (60) days advance written notice of termination to the Trust, addressed to its principal place of business. The Trust agrees that, consistent with the terms of the Trust Instrument, the Trust shall cease to use the name “Janus Henderson” in connection with the Fund as soon as reasonably practicable following any termination of this Agreement if JCM does not continue to provide investment advice to the Fund after such termination.

9. Assignment. This Agreement shall terminate automatically in the event of any assignment of this Agreement.

10. Term. This Agreement shall continue in effect until February 1, 2018, unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by (a) the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to February 1 of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

11. Amendments. This Agreement may be amended by the parties only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of any party to this Agreement, and (ii) if required by applicable law, by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

12. Other Series. The Trustees shall determine the basis for making an appropriate allocation of the Trust’s expenses (other than those directly attributable to the Fund) between the Fund and the other series of the Trust.

13. Limitation of Personal Liability. All the parties hereto acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing liabilities. The Trust Instrument describes in detail the respective responsibilities and limitations on liability of the Trustees, officers and holders of shares of beneficial interest of the Trust.

14. Limitation of Liability of JCM. JCM shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this Section 14, the “Adviser” shall include any affiliate of JCM performing services for the Trust contemplated hereunder and directors, officers and employees of JCM and such affiliates.

15. Activities of JCM. The services of JCM to the Trust hereunder are not to be deemed to be exclusive, and JCM and its affiliates are free to render services to other parties. It is understood that trustees, officers and shareholders of the Trust are or may become interested in JCM as directors, officers and shareholders of JCM, that directors, officers, employees and shareholders of JCM are or may become similarly interested in the Trust, and that JCM may become interested in the Trust as a shareholder or otherwise.

16. Certain Definitions. The terms “vote of a majority of the outstanding voting securities,” “assignment” and “interested persons” when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect.

17. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the date and year first above written.

JANUS CAPITAL MANAGEMENT LLC

By: /s/ Brennan Hughes

Name: Brennan Hughes

Title: Senior Vice President, Chief Accounting Officer and Treasurer

JANUS ASPEN SERIES

By: /s/ Jesper Nergaard

Name: Jesper Nergaard

Title: Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer

Schedule A

Performance Adjustment

The Base Fee shall be adjusted monthly based upon the investment performance of the Service Shares (“Class”) in relation to the cumulative investment record of the Fund’s benchmark, the MSCI All Country World ex-U.S. IndexSM (the “Index”), over the “Performance Period” (such adjustment being referred to herein as the “Performance Adjustment”). The “Performance Period” is defined as the 36 month period preceding the end of the month for which the fee is being calculated.

The Performance Adjustment shall be calculated by subtracting the investment record of the Index from the investment performance of the Class. If there is less than a 0.50% difference (plus or minus) between the investment performance of the Class and the investment record of the Index, the Fund pays JCM the Base Fee with no adjustment. If the difference between the investment performance of the Class and the investment record of the Index is 0.50% or greater during any Performance Period, the Base Fee will be subject to an upward or downward performance adjustment of  1/12 of 0.0107143% for every full 0.50% increment by which the Class outperforms or underperforms the Index. The maximum percentage used in calculating the Performance Adjustment (positive or negative) in any month is 1/12 of 0.15%. The Performance Adjustment is applied against the Fund’s average daily net assets during the Performance Period.

For purposes of computing the Base Fee and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the relevant month for the Base Fee versus average daily net assets during the Performance Period for the Performance Adjustment). The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued daily, beginning no later than the second business day of the month, and thereafter, the amount is distributed evenly throughout the month. The investment advisory fee is paid monthly in arrears.

The average daily net asset value of the Fund, or any class thereof, shall be determined in the manner set forth in the Trust’s Trust Instrument, Bylaws and registration statement, each as may be amended from time to time.

The investment performance of the Class will be the sum of:

(1) the change in the Class’ net asset value (“NAV”) per share during the Performance Period; plus

(2) the value of the Class’ cash distributions per share accumulated to the end of the Performance Period; plus

(3) the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of the Performance Period; expressed as a percentage of the Class’ NAV per share at the beginning of the Performance Period. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in shares of the Class at the NAV in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes.

The investment record of the Index will be the sum of:

(1) the change in the level of the Index during the Performance Period; plus

(2) the value, computed consistently with the Index, of cash distributions made by companies whose securities comprise the Index accumulated to the end of the Performance Period; expressed as a percentage of the Index level at the beginning of the Performance Period. For this purpose, cash distributions on the securities which comprise the Index shall be treated as reinvested in the Index at least as frequently as the end of each calendar quarter following the payment of the dividend.

Sub-Item 77Q1(e)(xi)

Copies of any new or amended Registrant investment advisory contracts

33-63212, 811-7736

The Investment Advisory Agreement for Janus Henderson Research Portfolio is attached hereto.

JANUS ASPEN SERIES

AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT

RESEARCH PORTFOLIO

THIS AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT (the “Agreement”) is made this 30th day of May, 2017, between JANUS ASPEN SERIES, a Delaware statutory trust (the “Trust”), and JANUS CAPITAL MANAGEMENT LLC, a Delaware limited liability company (“JCM”).

W I T N E S S E T H:

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and has registered its shares for public offering under the Securities Act of 1933, as amended (the “1933 Act”); and

WHEREAS, the Trust is authorized to create separate funds, each with its own separate investment portfolio of which the beneficial interests are represented by a separate series of shares; one of such funds created by the Trust being designated as the Research Portfolio1

1  Effective June 5, 2017 the Fund’s name will change to Janus Henderson Research Portfolio.

(formerly, Janus Portfolio) (the “Fund”); and

WHEREAS, the Trust and JCM deem it mutually advantageous that JCM should be appointed as the investment adviser to the Fund.

NOW, THEREFORE, the parties agree as follows:

1. Appointment. The Trust hereby appoints JCM as investment adviser and manager with respect to the Fund for the period and on the terms set forth in this Agreement. JCM hereby accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. Investment Advisory Services. JCM shall determine the securities or other assets to be purchased, sold or held and shall place orders for the purchase or sale of such securities or other assets with brokers, dealers or others. JCM shall furnish continuous advice and recommendations to the Fund, and have authority to act with respect thereto, as to the acquisition, holding, or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time. JCM shall give due consideration to the investment policies and restrictions and the other statements concerning the Fund in the Amended and Restated Trust Instrument (“Trust Instrument”), Bylaws, and registration statements under the 1940 Act and the 1933 Act, and to the provisions of the Internal Revenue Code, as amended from time to time, applicable to the Fund as a regulated investment company and as a funding vehicle for variable insurance contracts. In addition, JCM shall cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund. Subject to the approval of the Trustees of the Trust and, if required, the shareholders of the Fund, JCM is authorized to engage one or more subadvisers in connection with

JCM’s duties and responsibilities under this Agreement, which subadvisers may be, but are not required to be, affiliates of JCM.

3. Other Services. JCM is hereby authorized (to the extent the Trust has not otherwise contracted) but not obligated (to the extent it so notifies the Trustees at least 60 days in advance), to perform (or arrange for the performance by affiliates of) the management and administrative services necessary for the operation of the Fund. JCM is specifically authorized, on behalf of the Trust, to conduct relations with custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurance company separate accounts, insurers, banks and such other persons in any such other capacity deemed by JCM to be necessary or desirable. JCM shall generally monitor and report to Fund officers the Fund’s compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information relating to the shares of the Fund under the 1933 Act. JCM shall make reports to the Trustees of its performance of services hereunder upon request therefor and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable. JCM is also authorized, subject to review by the Trustees, to furnish such other services as JCM shall from time to time determine to be necessary or useful to perform the services contemplated by this Agreement.

4. Obligations of Trust. The Trust shall have the following obligations under this Agreement:

(a) to keep JCM continuously and fully informed as to the composition of its investment portfolio and the nature of all of its assets and liabilities from time to time;

(b) to furnish JCM with a certified copy of any financial statement or report prepared for it by certified or independent public accountants and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

(c) to furnish JCM with any further materials or information which JCM may reasonably request to enable it to perform its function under this Agreement; and

(d) to compensate JCM for its services and reimburse JCM for its expenses incurred hereunder in accordance with the provisions hereof.

5. Compensation. The Trust shall pay to JCM for its services pursuant to this Agreement a monthly base fee of 1/12 of 0.64% of the average daily closing net asset value of the Fund (“Base Fee”) adjusted by a performance fee as set forth in Schedule A. For any period less than a month during which this Agreement is in effect, the Base Fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

6. Expenses Borne by JCM. In addition to the expenses which JCM may incur in the performance of its investment advisory functions and other services under this Agreement, and the expenses which it may expressly undertake to incur and pay under other agreements with the Trust or otherwise, JCM shall incur and pay the following expenses relating to the Fund’s operations without reimbursement from the Fund:

(a) Reasonable compensation, fees and related expenses of the Trust’s officers and its Trustees, except for such Trustees who are not “interested persons,” as defined in the 1940 Act, of JCM, and except as otherwise provided in Section 7; and

(b) Rental of offices of the Trust.

7. Expenses Borne by the Trust. The Trust assumes and shall pay all expenses incidental to its organization, operations and business not specifically assumed or agreed to be paid by JCM pursuant to Sections 3 and 6 hereof, including, but not limited to, investment adviser fees; any compensation, fees, or reimbursements which the Trust pays to its Trustees who are not “interested persons,” as defined in the 1940 Act, of JCM; compensation and related expenses of the Chief Compliance Officer of the Trust and compliance staff, as authorized from time to time by the

Trustees of the Trust; compensation of the Fund’s custodian, transfer agent, registrar and dividend disbursing agent; legal, accounting, audit and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions (including any appropriate commissions paid to JCM or its affiliates for effecting exchange listed, over-the-counter or other securities transactions); interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); costs of stock certificates and expenses of delivering such certificates to purchasers thereof; expenses of local representation in Delaware; expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer, or sale of shares of the Fund, including, but not limited to, all costs involved in the registration or qualification of shares of the Fund for sale in any jurisdiction, the costs of portfolio pricing services and compliance systems, and all costs involved in preparing, printing and mailing prospectuses and statements of additional information to Fund shareholders; and all fees, dues and other expenses incurred by the Trust in connection with the membership of the Trust in any trade association or other investment company organization. To the extent that JCM shall perform any of the above described administrative and clerical functions, including transfer agency, registry, dividend disbursing, recordkeeping, bookkeeping, accounting and blue sky monitoring and registration functions, and the preparation of reports and returns, the Trust shall pay to JCM compensation for, or reimburse JCM for its expenses incurred in connection with, such services as JCM and the Trust shall agree from time to time, any other provision of this Agreement notwithstanding.

8. Termination. This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days advance written notice of termination be given to JCM at its principal place of business. This Agreement may be terminated by JCM at any time, without penalty, by giving sixty (60) days advance written notice of termination to the Trust, addressed to its principal place of business. The Trust agrees that, consistent with the terms of the Trust Instrument, the Trust shall cease to use the name “Janus Henderson” in connection with the Fund as soon as reasonably practicable following any termination of this Agreement if JCM does not continue to provide investment advice to the Fund after such termination.

9. Assignment. This Agreement shall terminate automatically in the event of any assignment of this Agreement.

10. Term. This Agreement shall continue in effect until February 1, 2018, unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by (a) the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to February 1 of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

11. Amendments. This Agreement may be amended by the parties only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of any party to this Agreement, and (ii) if required by applicable law, by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

12. Other Series. The Trustees shall determine the basis for making an appropriate allocation of the Trust’s expenses (other than those directly attributable to the Fund) between the Fund and the other series of the Trust.

13. Limitation of Personal Liability. All the parties hereto acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing liabilities. The Trust Instrument describes in detail the respective responsibilities and limitations on liability of the Trustees, officers and holders of shares of beneficial interest of the Trust.

14. Limitation of Liability of JCM. JCM shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this Section 14, “JCM” shall include any affiliate of JCM performing services for the Trust contemplated hereunder and directors, officers and employees of JCM and such affiliates.

15. Activities of JCM. The services of JCM to the Trust hereunder are not to be deemed to be exclusive, and JCM and its affiliates are free to render services to other parties. It is understood that trustees, officers and shareholders of the Trust are or may become interested in JCM as directors, officers and shareholders of JCM, that directors, officers, employees and shareholders of JCM are or may become similarly interested in the Trust, and that JCM may become interested in the Trust as a shareholder or otherwise.

16. Certain Definitions. The terms “vote of a majority of the outstanding voting securities,” “assignment” and “interested persons” when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect.

17. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

This Agreement shall supersede all prior investment advisory agreements entered into between JCM and the Trust, on behalf of the Fund.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the date and year first above written.

JANUS CAPITAL MANAGEMENT LLC

By: /s/ Brennan Hughes

Name: Brennan Hughes

Title: Senior Vice President, Chief Accounting Officer and Treasurer

JANUS ASPEN SERIES

By: /s/ Jesper Nergaard

Name: Jesper Nergaard

Title: Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer

Schedule A

Performance Adjustment

Beginning with the Base Fee payable for May 2017 and on a monthly basis for 36 months thereafter, the Base Fee shall be adjusted monthly based upon the investment performance of the Fund’s Service Class Shares “the Shares”), in relation to the combined investment record of the Core Growth Index (the “CGI”), and the Russell 1000® Growth Index (the “RGI”) as described in the next paragraph, (together the “Blended Index Record”). This monthly adjustment, referred to as the “Initial Performance Adjustment,” shall be determined over the “Performance Period” which is defined as the 36 month period preceding the end of the month for which the fee is being calculated. The number of months remaining in the Performance Period applicable to the Initial Performance Adjustment is recalculated monthly by subtracting from 36 the number of months following the beginning of the Initial Performance Adjustment calculations.

The CGI (the “Prior Index”) is the benchmark through April 30, 2017; and the RGI (the “Successor Index”) is the benchmark commencing May 1, 2017. Therefore, in calculating the Performance Adjustment for any Performance Period that commences prior to May 1, 2017, the Prior Index shall be used for that portion of the period preceding that date, and, for any Performance Period that ends after April 30, 2017, the Successor Index shall be used for that portion of the period subsequent to that date.

Subsequent to the Initial Performance Adjustment and beginning with adjustments to the Base Fee, if any, payable for May 2017 and on a monthly basis thereafter, the Base Fee shall be adjusted monthly based upon the investment performance of the Fund’s Shares in relation to the cumulative investment record of the RGI. This monthly adjustment, referred to as the “Performance Adjustment,” is also determined over its applicable Performance Period. The Initial Performance Adjustment shall be calculated by subtracting the Blended Index Record from the investment performance of the Shares. If there is less than a 0.50% difference (plus or minus) between the investment performance of the Shares and the Blended Index Record, the Fund pays JCM the Base Fee with no Performance Adjustment. If the difference between the investment performance of the Shares and the Blended Index Record is 0.50% or greater during any Performance Period, the Base Fee will be subject to an upward or downward performance adjustment of 1/12 of 0.015 % for every full 0.50% increment by which the Shares outperform or underperform the Blended Index Record. The maximum percentage used in calculating the Initial Performance Adjustment (positive or negative) in any month is 1/12 of 0.15%. The Initial Performance Adjustment is applied against the Fund’s average daily net assets during the Performance Period.

Subsequent to the Initial Performance Adjustment period, the Performance Adjustment shall be calculated by subtracting the cumulative investment performance of the RGI from the investment performance of the Shares. If there is less than a 0.50% difference (plus or minus) between the investment performance of the Shares and the RGI, the Fund pays JCM the Base Fee with no adjustment. If the difference between the investment performance of the Shares and the RGI is 0.50% or greater during any Performance Period, the Base Fee will be subject to an upward or downward performance adjustment of 1/12 of 0.015 % for every full 0.50% increment by which the Shares outperform or underperform the RGI. The maximum percentage used in calculating the Performance Adjustment (positive or negative) in any month is 1/12 of 0.15%. The Performance Adjustment is applied against the Fund’s average daily net assets during the Performance Period.

For purposes of computing the Base Fee and the either the Initial Performance Adjustment or the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the relevant month for the Base Fee versus average daily net assets during the Performance Period for the either the Initial Performance Adjustment or the Performance Adjustment). The Base Fee is calculated and accrued daily. Both the Initial Performance Adjustment is and Performance Adjustment, as applicable, will be calculated monthly in arrears and is accrued daily, beginning no later than the second business day of the month, and thereafter, the amount is distributed evenly throughout the month. The investment advisory fee is paid monthly in arrears.

The average daily net asset value of the Fund, or any class thereof, shall be determined in the manner set forth in the Trust’s Trust Instrument, Bylaws and registration statement, each as may be amended from time to time.

The investment performance of the Shares will be the sum of:

(1) the change in the Shares’ net asset value (“NAV”) per share during the Performance Period; plus

(2) the value of the Shares’ cash distributions per share accumulated to the end of the Performance Period; plus

(3) the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of the Performance Period; expressed as a percentage of the Shares’ NAV per share at the beginning of the Performance Period. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in shares of the Shares at the NAV in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes.

For purposes of the Initial Performance Adjustment, the investment record of the Blended Index Record will be the sum of:

(1) the change in the level of the Blended Index Record during the Performance Period during the Performance Period; plus

(2) the value, computed consistently with, as applicable, the CGI and/or the RGI, of cash distributions made by companies whose securities comprise either the CGI or the RGI, as applicable, accumulated to the end of the Performance Period; expressed as a percentage of either the CGI or the RGI, as applicable, at the beginning of the Performance Period. For this purpose, cash distributions on the securities which comprise the CGI and/or the RGI, as applicable, shall be treated as reinvested in the applicable index at least as frequently as the end of each calendar quarter following the payment of the dividend.

Subsequent to the Initial Performance Adjustment period and for purposes of the Performance Adjustment, the investment record of the RGI will be the sum of:

(1) the change in the level of the RGI during the Performance Period; plus

(2) the value, computed consistently with the RGI, of cash distributions made by companies whose securities comprise the RGI accumulated to the end of the Performance Period; expressed as a percentage of the RGI level at the beginning of the Performance Period. For this purpose, cash distributions on the securities which comprise the RGI shall be treated as reinvested in the RGI at least as frequently as the end of each calendar quarter following the payment of the dividend.

The Trustees have initially designated the Shares to be used for purposes of determining the Performance Adjustment. From time to time, the Trustees may, by vote of the Trustees of the Trust voting in person, including a majority of the Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such parties, determine that a class of shares of the Fund other than the Shares is the most appropriate for use in calculating the Performance Adjustment. If a different class of shares (“Successor Class”) is substituted in calculating the Performance Adjustment, the use of that Successor Class of shares for purposes of calculating the Performance Adjustment may apply to the entire Performance Period so long as such Successor Class was outstanding at the beginning of such period. If the Successor Class of shares was not outstanding for all or a portion of the Performance Period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which such Successor Class was outstanding and any prior portion of the Performance Period shall be calculated using the class of shares previously designated.

Additionally, the Trustees may, by vote of a majority of the Trustees, including a majority of the Independent Trustees, implement changes to the performance fee structure where such changes do not result in a net increased compensation paid under this Agreement, subject to applicable law, and orders, exemptions and interpretations as may be issued by the SEC.

Sub-Item 77Q1(e)(xii)

Copies of any new or amended Registrant investment advisory contracts

33-63212, 811-7736

The Investment Advisory Agreement for Janus Henderson U.S. Low Volatility Portfolio is attached hereto.

JANUS ASPEN SERIES

INVESTMENT ADVISORY AGREEMENT

JANUS ASPEN INTECH U.S. LOW VOLATILITY PORTFOLIO

THIS INVESTMENT ADVISORY AGREEMENT (the “Agreement”) is made this 30th day of May, 2017, between JANUS ASPEN SERIES, a Massachusetts business trust (the “Trust”), and JANUS CAPITAL MANAGEMENT LLC, a Delaware limited liability company (“JCM”).

W I T N E S S E T H:

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and has registered its shares for public offering under the Securities Act of 1933, as amended (the “1933 Act”); and

WHEREAS, the Trust is authorized to create separate funds, each with its own separate investment portfolio of which the beneficial interests are represented by a separate series of shares; one of such funds created by the Trust being designated as the Janus Aspen INTECH U.S. Low Volatility Portfolio1

1  Effective June 5, 2017 the Fund’s name will change to Janus Henderson U.S. Low Volatility Portfolio.

(the “Fund”); and

WHEREAS, the Trust and JCM deem it mutually advantageous that JCM should be appointed as investment adviser to the Fund.

NOW, THEREFORE, the parties agree as follows:

1. Appointment. The Trust hereby appoints JCM as investment adviser and manager, commodity trading adviser and commodity pool operator, with respect to the Fund for the period and on the terms set forth in this Agreement. JCM hereby accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. Investment Advisory Services. JCM shall determine the securities or other assets to be purchased, sold or held and shall place orders for the purchase or sale of such securities or other assets with brokers, dealers or others. JCM shall furnish continuous advice and recommendations to the Fund, and have authority to act with respect thereto, as to the acquisition, holding, or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time. JCM shall give due consideration to the investment policies and restrictions and the other statements concerning the Fund in the Amended and Restated Trust Instrument (“Trust Instrument”), Bylaws, and registration statements under the 1940 Act and the 1933 Act, and to the provisions of the Internal Revenue Code, as amended from time to time, applicable to the Fund as a regulated investment company and as a funding vehicle for variable insurance contracts. In addition, JCM shall cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund. Subject to the approval of the Trustees of the Trust and, if required, the shareholders of the Fund, JCM is authorized to engage one or more subadvisers in connection with JCM’s duties and responsibilities under this Agreement, which subadvisers may be, but are not required to be, affiliates of JCM.

3. Other Services. JCM is hereby authorized (to the extent the Trust has not otherwise contracted) but not obligated (to the extent it so notifies the Trustees at least 60 days in advance), to perform (or arrange for the performance by other service providers, including affiliates of, independent third party service providers, or duly appointed subadvisers whether affiliated or not) the management and administration services necessary for the operation of the Fund. JCM is specifically authorized, on behalf of the Trust and the Fund, to conduct relations with custodians, depositories, transfer and pricing agents, administrators, fund accounting agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurance company separate accounts, insurers, banks, agents, and such other persons in any such other capacity deemed by JCM and/or the Trustees to be necessary or desirable. To the extent the Trust has not otherwise contracted on behalf of the Fund, JCM shall generally monitor and report to Fund officers the Fund’s compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information relating to the shares of the Fund under the 1933 Act. JCM shall make reports to the Trustees of its performance of services hereunder upon request therefor and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable. JCM is also authorized, subject to review by the Trustees, to furnish such other services as JCM shall from time to time determine to be necessary or useful to perform the services contemplated by this Agreement to the extent such services are not otherwise contracted by the Trust, on behalf of the Fund.

4. Obligations of Trust. The Trust shall have the following obligations under this Agreement:

(a) to keep JCM continuously and fully informed as to the composition of its investment portfolio and the nature of all of its assets and liabilities from time to time;

(b) to furnish JCM with a certified copy of any financial statement or report prepared for it by certified or independent public accountants and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

(c) to furnish JCM with any further materials or information which JCM may reasonably request to enable it to perform its function under this Agreement; and

(d) to compensate JCM for its services and reimburse JCM for its expenses incurred hereunder in accordance with the provisions hereof.

5. Compensation. The Trust shall pay to JCM for its services pursuant to this Agreement a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.50% of the average daily closing net asset value of the Fund (1/366 of 0.50% of the average daily closing net asset value of the Fund in a leap year). The fee shall be paid monthly.

6. Expenses Borne by JCM. In addition to the expenses which JCM may incur in the performance of its investment advisory functions and other services under this Agreement, and the expenses which it may expressly undertake to incur and pay under other agreements with the Trust or otherwise, JCM shall incur and pay the following expenses relating to the Fund’s operations without reimbursement from the Fund:

(a) Reasonable compensation, fees and related expenses of the Trust’s officers and its Trustees, except for such Trustees who are not “interested persons,” as defined in the 1940 Act, of JCM, and except as otherwise provided in Section 7; Reasonable compensation, fees and related expenses of the Trust’s officers and its Trustees, except for such Trustees who are not “interested persons,” as defined in the 1940 Act, of JCM, and except as otherwise provided in Section 7; and

(b) Rental of offices of the Trust.

7. Expenses Borne by the Trust. The Trust assumes and shall pay all expenses incidental to its organization, operations and business not specifically assumed or agreed to be paid by JCM pursuant to Sections 3 and 6 hereof, including, but not limited to, investment adviser fees; any compensation, fees, or reimbursements which the Trust pays to its Trustees who are not “interested persons,” as defined in the 1940 Act, of JCM; compensation and related expenses of the Chief Compliance Officer of the Trust and compliance staff, as authorized from time to time by the Trustees of the Trust; compensation of the Fund’s custodian, transfer agent, registrar and dividend disbursing agent; legal, accounting, audit and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions (including any appropriate commissions paid to JCM or its affiliates for effecting exchange listed, over the counter or other securities transactions); interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); costs of stock certificates and expenses of delivering such certificates to purchasers thereof; expenses of local representation in Delaware; expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer, or sale of shares of the Fund, including, but not limited to, all costs involved in the registration or qualification of shares of the Fund for sale in any jurisdiction, the costs of portfolio pricing services and compliance systems, and all costs involved in preparing, printing and mailing prospectuses and statements of additional information to Fund shareholders; and all fees, dues and other expenses incurred by the Trust in connection with the membership of the Trust in any trade association or other investment company organization. To the extent that JCM shall perform any of the above described administrative and clerical functions, including transfer agency, registry, dividend disbursing, recordkeeping, bookkeeping, accounting and blue sky monitoring and registration functions, and the preparation of reports and returns, the Trust shall pay to JCM compensation for, or reimburse JCM for its expenses incurred in connection with, such services as JCM and the Trust shall agree from time to time, any other provision of this Agreement notwithstanding.

8. Termination. This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days advance written notice of termination be given to JCM at its principal place of business. This Agreement may be terminated by JCM at any time, without penalty, by giving sixty (60) days advance written notice of termination to the Trust, addressed to its principal place of business. The Trust agrees that, consistent with the terms of the Trust Instrument, the Trust shall cease to use the name “Janus Henderson” in connection with the Fund as soon as reasonably practicable following any termination of this Agreement if JCM does not continue to provide investment advice to the Fund after such termination.

9. Assignment. This Agreement shall terminate automatically in the event of any assignment of this Agreement.

10. Term. This Agreement shall continue in effect until February 1, 2018, unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by (a) the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to February 1 of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

11. Amendments. This Agreement may be amended by the parties only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of any party to this Agreement, and (ii) if required by applicable law, by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

12. Other Series. The Trustees shall determine the basis for making an appropriate allocation of the Trust’s expenses (other than those directly attributable to the Fund) between the Fund and the other series of the Trust.

13. Limitation of Personal Liability. All the parties hereto acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing liabilities. The Trust Instrument describes in detail the respective responsibilities and limitations on liability of the Trustees, officers and holders of shares of beneficial interest of the Trust.

14. Limitation of Liability of JCM. JCM shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this Section 14, the “Adviser” shall include any affiliate of JCM performing services for the Trust contemplated hereunder and directors, officers and employees of JCM and such affiliates.

15. Activities of JCM. The services of JCM to the Trust hereunder are not to be deemed to be exclusive, and JCM and its affiliates are free to render services to other parties. It is understood that trustees, officers and shareholders of the Trust are or may become interested in JCM as directors, officers and shareholders of JCM, that directors, officers, employees and shareholders of JCM are or may become similarly interested in the Trust, and that JCM may become interested in the Trust as a shareholder or otherwise.

16. Certain Definitions. The terms “vote of a majority of the outstanding voting securities,” “assignment” and “interested persons” when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect.

17. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the date and year first above written.

JANUS CAPITAL MANAGEMENT LLC

By: /s/ Brennan Hughes

Name: Brennan Hughes

Title: Senior Vice President, Chief Accounting Officer and Treasurer

JANUS ASPEN SERIES

By: /s/ Jesper Nergaard

Name: Jesper Nergaard

Title: Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer

Sub-Item 77Q1(e)(xiii)

Copies of any new or amended Registrant investment advisory contracts

33-63212, 811-7736

The Investment Subadvisory Agreement for Janus Henderson Mid Cap Value Portfolio is attached hereto.

SUBADVISORY AGREEMENT

JANUS ASPEN PERKINS MID CAP VALUE PORTFOLIO

(a Series of Janus Investment Fund)

This SUBADVISORY AGREEMENT (the “Agreement”) is entered into effective as of this 30th day of May, 2017, by and between JANUS CAPITAL MANAGEMENT LLC, a Delaware limited liability company (the “Adviser”) and PERKINS INVESTMENT MANAGEMENT LLC a Delaware limited liability company (“Perkins”).

WHEREAS, the Adviser has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with Janus Aspen Series, a Delaware statutory trust (the “Trust”) and an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), with respect to Janus Aspen Perkins Mid Cap Value Portfolio1

1  Effective June 5, 2017 the Fund’s name will change to Janus Henderson Mid Cap Value Portfolio.

, a series of the Trust (the “Fund”) pursuant to which the Adviser has agreed to provide investment advisory services with respect to the Fund; and

WHEREAS, Perkins is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Adviser desires to retain Perkins to furnish investment advisory services with respect to the Fund, and Perkins is willing to furnish such services;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Duties of Perkins. The Adviser hereby engages the services of Perkins as subadviser in furtherance of the Advisory Agreement. Perkins agrees to perform the following duties, subject to the oversight of the Adviser and to the overall control of the officers and the Board of Trustees (the “Trustees”) of the Trust:

(a) Perkins shall manage the investment operations of the Fund and the composition of its investment portfolio, shall determine without prior consultation with the Trust or the Adviser, what securities and other assets of the Fund will be acquired, held, disposed of or loaned, and shall direct the Adviser with respect to the execution of trades in connection with such determinations, in conformity with the investment objectives, policies and restrictions and the other statements concerning the Fund in the Trust’s trust instrument, as amended from time to time (the “Trust Instrument”), bylaws and registration statements under the 1940 Act and the Securities Act of 1933, as amended (the “1933 Act”), the Advisers Act, the rules thereunder and all other applicable federal and state laws and regulations, and the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to the Trust, on behalf of the Fund, as a regulated investment company;

(b) Perkins shall cause its officers to attend meetings and furnish oral or written reports, as the Trust or the Adviser may reasonably require, in order to keep the Adviser, the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund, the investment decisions of Perkins, and the investment considerations which have given rise to those decisions;

(d) Perkins shall maintain all books and records required to be maintained by Perkins pursuant to the 1940 Act, the Advisers Act, and the rules and regulations promulgated thereunder, as the same may be amended from time to time, with respect to transactions on behalf of the Fund, and shall furnish the Trustees and the Adviser with such periodic and special reports as the Trustees or the Adviser reasonably may request. Perkins hereby agrees that all records which it maintains for the Fund or the Trust are the property of the Trust, agrees to permit the reasonable inspection thereof by the Trust or its designees and agrees to preserve for the periods prescribed under the 1940 Act and the Advisers Act any records which it maintains for the Trust and which are required to be maintained under the 1940 Act and the Advisers Act, and further agrees to surrender promptly to the Trust or its designees any records which it maintains for the Trust upon request by the Trust;

(e) Perkins shall submit such reports relating to the valuation of the Fund’s assets and to otherwise assist in the calculation of the net asset value of shares of the Fund as may reasonably be requested;

(f) Perkins shall provide the Adviser with such assistance and advice as the Adviser may reasonably request as to the manner in which to exercise, on behalf of the Fund, such voting rights, subscription rights, rights to consent to corporate action and any other rights pertaining to the Fund’s assets that may be exercised, in accordance with any policy pertaining to the same that may be adopted or agreed to by the Trustees of the Trust, so that the Adviser may exercise such rights, or, in the event that the Trust retains the right to exercise such voting and other rights, to furnish the Trust with advice as may reasonably be requested as to the manner in which such rights should be exercised;

(g) At such times as shall be reasonably requested by the Trustees or the Adviser, Perkins shall provide the Trustees and the Adviser with economic, operational and investment data and reports, including without limitation all information and materials reasonably requested by or requested to be delivered to the Trustees of the Trust pursuant to Section 15(c) of the 1940 Act, and shall make available to the Trustees and the Adviser any economic, statistical and investment services normally available to similar investment company clients of Perkins; and

(h) Perkins will provide to the Adviser for regulatory filings and other appropriate uses materially accurate and complete information relating to Perkins as may be reasonably requested by the Adviser from time to time and, notwithstanding anything herein to the contrary, Perkins shall be liable to the Adviser for all damages, costs and expenses, including without limitation reasonable attorney’s fees (hereinafter referred to collectively as “Damages”), incurred by the Adviser as a result of any material inaccuracies or omissions in such information provided by Perkins to the Adviser, provided, however, that Perkins shall not be liable to the extent that any Damages are based upon inaccuracies or omissions made in reliance upon information furnished to Perkins by the Adviser.

2. Further Obligations. In all matters relating to the performance of this Agreement, Perkins shall act in conformity with the Trust’s Trust Instrument, bylaws and currently effective registration statements under the 1940 Act and the 1933 Act and any amendments or supplements thereto (the “Registration Statements”) and with the written policies, procedures and guidelines of the Fund, and written instructions and directions of the Trustees and the Adviser and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations. The Adviser agrees to provide to Perkins copies of the Trust’s Trust Instrument, bylaws, Registration Statement, written policies, procedures and guidelines and written instructions and directions of the Trustees and the Adviser, and any amendments or supplements to any of them at, or, if practicable, before the time such materials become effective.

3. Obligations of the Adviser. The Adviser shall have the following obligations under this Agreement:

(a) To keep Perkins continuously and fully informed (or cause the custodian of the Fund’s assets to keep Perkins so informed) as to the composition of the investment portfolio of the Fund and the nature of all of the Fund’s assets and liabilities from time to time;

(b) To furnish Perkins with a certified copy of any financial statement or report prepared for the Fund by certified or independent public accountants and with copies of any financial statements or reports made to the Fund’s shareholders or to any governmental body or securities exchange;

(c) To furnish Perkins with any further materials or information which Perkins may reasonably request to enable it to perform its function under this Agreement; and

(d) To compensate Perkins for its services in accordance with the provisions of Section 4 hereof.

4. Compensation. The Adviser shall pay Perkins for its services under this Agreement, a fee equal to 50% of the advisory fee payable to the Adviser from the Fund (net of any performance fee adjustment, reimbursement of expenses incurred or fees waived by the Adviser). Fees paid to Perkins shall be computed and accrued daily and payable monthly as of the last day of each month during which or part of which this Agreement is in effect. For the month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate proration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective.

5. Expenses. Perkins shall pay all its own costs and expenses incurred in rendering its service under this Agreement.

6. Representations of Perkins. Perkins hereby represents, warrants and covenants to the Adviser as follows:

(a) Perkins: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the legal and corporate authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Adviser of the occurrence of any event that would disqualify Perkins from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise, and of the institution of any administrative, regulatory or judicial proceeding against Perkins that could have a material adverse effect upon Perkins’ ability to fulfill its obligations under this Agreement.

(b) Perkins has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser with a copy of such code of ethics, together with evidence of its adoption, and any material changes thereto. Within 45 days after the end of the last calendar quarter of each year that this Agreement is in effect, the president or a vice president of Perkins shall certify to the Adviser that Perkins has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of Perkins’ code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Adviser, Perkins shall permit the Adviser, its employees or its agents to examine the reports required to be made to Perkins by Rule 17j-1(c)(1) and all other records relevant to Perkins’ code of ethics.

(c) Perkins has provided the Adviser with a copy of its Form ADV as most recently filed with the U.S. Securities and Exchange Commission (“SEC”) and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Adviser.

7. Term. This Agreement shall become effective as of the date first set forth above and shall continue in effect until February 1, 2018, unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by (a) the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of the Trust, the Adviser or Perkins, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to February 1 of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

8. Termination. This Agreement may be terminated at any time, without penalty, by the Trustees or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in any such case that 60 days’ advance written notice of termination be given to Perkins at its principal place of business. This Agreement may be terminated (i) by the Adviser at any time, without penalty by giving 60 days’ advance written notice of termination to Perkins; (ii) by Perkins at any time, without penalty by giving 90 days’ advance notice to the Adviser and the Trust, unless the Adviser or the Trust requests additional time to find a replacement for Perkins, in which case Perkins shall allow the additional time requested by the Adviser or the Trust not to exceed 90 days’ beyond the initial 90 days’ notice period unless otherwise agreed to by the Adviser, the Trust and Perkins; or (iii) by the Adviser or the Trust without advance notice if Perkins becomes unable to discharge its duties and obligations under this Agreement. In addition, this Agreement shall terminate, without penalty, upon the termination of the Advisory Agreement.

9. Assignment. This Agreement shall automatically terminate in the event of its assignment.

10. Amendments. This Agreement may be amended by the parties only in a written instrument signed by the parties to this Agreement and only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of the Trust or the Adviser, Perkins or their affiliates, and (ii) if required by applicable law, by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

11. Limitation on Personal Liability. All parties to this Agreement acknowledge and agree that the Trust is a series trust and all debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series shall be enforceable against the assets held with respect to such series only, and not against the assets of the Trust generally or against the assets held with respect to any other series and further that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing.

12. Limitation of Liability of Perkins. The Adviser will not seek to hold Perkins, and Perkins shall not be, liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this section, “Perkins” shall include any affiliate of Perkins performing services for the Fund contemplated hereunder and directors, officers and employees of Perkins and such affiliates.

13. Activities of Perkins. The services of Perkins hereunder are not to be deemed to be exclusive, and Perkins is free to render services to other parties, so long as its services under this Agreement are not materially adversely affected or otherwise impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of Perkins to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar or a dissimilar nature. It is understood that Trustees, officers and shareholders of the Trust are or may become interested in Perkins as directors, officers and shareholders of Perkins, that directors, officers, employees and shareholders of Perkins are or may become similarly interested in the Trust, and that Perkins may become interested in the Trust as a shareholder or otherwise.

14. Third Party Beneficiary. The parties expressly acknowledge and agree that the Trust is a third party beneficiary of this Agreement and that the Trust shall have the full right to sue upon and enforce this Agreement in accordance with its terms as if it were a signatory hereto. Any oversight, monitoring or evaluation of the activities of Perkins by the Adviser, the Trust or the Fund shall not diminish or relieve in any way the liability of Perkins for any of its duties and responsibilities under this Agreement.

15. Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered personally or by overnight delivery service or mailed by certified or registered mail, return receipt requested and postage prepaid, or sent by facsimile addressed to the parties at their respective addresses set forth below, or at such other address as shall be designated by any party in a written notice to the other party.

(a) To the Adviser at:

Janus Capital Management LLC

151 Detroit Street

Denver, Colorado 80206

Attention: General Counsel

Phone: (303) 394-6459

Fax: (303) 316-5728

(b) To Perkins at:

Perkins Investment Management LLC

311 South Wacker Drive, Suite 6000

Chicago, Illinois 60606

Attention: President

Phone: (312) 922-0355

Fax: (312) 922-0418

(c) To the Trust at:

Janus Investment Fund

151 Detroit Street

Denver, Colorado 80206

Attention: Chief Legal Counsel

Phone: (303) 394-6459

Fax: (303) 316-5728

16. Certain Definitions. The terms “vote of a majority of the outstanding voting securities,” “assignment,” “approved at least annually,” and “interested persons” shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the SEC under the 1940 Act and as may be then in effect.

17. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the date and year first above written.

JANUS CAPITAL MANAGEMENT LLC

By: /s/ Brennan Hughes

Name: Brennan Hughes

Title: Senior Vice President, Chief Accounting Officer and Treasurer

PERKINS INVESTMENT MANAGEMENT LLC

By: /s/ Ted Hans

Name: Ted Hans

Title: Chief Operating Officer

Sub-Item 77Q1(e)(xiv)

Copies of any new or amended Registrant investment advisory contracts

33-63212, 811-7736

The Investment Subadvisory Agreement for Janus Henderson U.S. Low Volatility Portfolio is attached hereto.

SUBADVISORY AGREEMENT

JANUS ASPEN INTECH U.S. LOW VOLATILITY PORTFOLIO

(a Series of Janus Investment Fund)

This SUBADVISORY AGREEMENT (the “Agreement”) is entered into effective as of this 30th day of May, 2017, by and between JANUS CAPITAL MANAGEMENT LLC, a Delaware limited liability company (the “Adviser”) and INTECH INVESTMENT MANAGEMENT LLC, a Delaware limited liability company (“INTECH”).

WHEREAS, the Adviser has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with Janus Aspen Series, a Delaware statutory trust (the “Trust”) and an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), with respect to Janus Aspen INTECH U.S. Low Volatility Portfolio1

1  Effective June 5, 2017, the Fund’s name will change to Janus Henderson U.S. Low Volatility Portfolio.

, a series of the Trust (the “Fund”) pursuant to which the Adviser has agreed to provide investment advisory services with respect to the Fund; and

WHEREAS, INTECH is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Adviser desires to retain INTECH to furnish investment advisory services with respect to the Fund, and INTECH is willing to furnish such services;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Duties of INTECH. The Adviser hereby engages the services of INTECH as subadviser in furtherance of the Advisory Agreement. INTECH agrees to perform the following duties, subject to the oversight of the Adviser and to the overall control of the officers and the Board of Trustees (the “Trustees”) of the Trust:

(a) INTECH shall manage the investment operations of the Fund and the composition of its investment portfolio, shall determine without prior consultation with the Trust or the Adviser, what securities and other assets of the Fund will be acquired, held, disposed of or loaned, and place orders, or direct the Adviser to place orders, for the purchase or sale of such securities or other assets with brokers, dealers or others, all in conformity with the investment objectives, policies and restrictions and the other statements concerning the Fund in the Trust’s trust instrument, as amended from time to time (the “Trust Instrument”), bylaws and registration statements under the 1940 Act and the Securities Act of 1933, as amended (the “1933 Act”), the Advisers Act, the rules thereunder and all other applicable federal and state laws and regulations, and the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to the Trust, on behalf of the Fund, as a regulated investment company;

(b) INTECH shall cause its officers to attend meetings and furnish oral or written reports, as the Trust or the Adviser may reasonably require, in order to keep the Adviser, the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund, the investment decisions of INTECH, and the investment considerations which have given rise to those decisions;

(c) INTECH shall maintain all books and records required to be maintained by INTECH pursuant to the 1940 Act, the Advisers Act, and the rules and regulations promulgated thereunder, as the same may be amended from time to time, with respect to transactions on behalf of the Fund, and shall furnish the Trustees and the Adviser with such periodic and special reports as the Trustees or the Adviser reasonably may request. INTECH hereby agrees that all records which it maintains for the Fund or the Trust are the property of the Trust, agrees to permit the reasonable inspection thereof by the Trust or its designees and agrees to preserve for the periods prescribed under the 1940 Act and the Advisers Act any records which it maintains for the Trust and which are required to be maintained under the 1940 Act and the Advisers Act, and further agrees to surrender promptly to the Trust or its designees any records which it maintains for the Trust upon request by the Trust;

(d) INTECH shall submit such reports relating to the valuation of the Fund’s assets and to otherwise assist in the calculation of the net asset value of shares of the Fund as may reasonably be requested;

(e) INTECH shall exercise, and/or provide the Adviser with such assistance and advice as the Adviser may reasonably request as to the manner in which to exercise, on behalf of the Fund, exercise such voting rights, subscription rights, rights to consent to corporate action and any other rights pertaining to the Fund’s assets that may be exercised, in accordance with any policy pertaining to the same that may be adopted or agreed to by the Trustees of the Trust, so that the Adviser may exercise such rights, as needed, or, in the event that the Trust retains the right to exercise such voting and other rights, to furnish the Trust with advice as may reasonably be requested as to the manner in which such rights should be exercised;

(f) At such times as shall be reasonably requested by the Trustees or the Adviser, INTECH shall provide the Trustees and the Adviser with economic, operational and investment data and reports, including without limitation all information and materials reasonably requested by or requested to be delivered to the Trustees of the Trust pursuant to Section 15(c) of the 1940 Act, and shall make available to the Trustees and the Adviser any economic, statistical and investment services normally available to similar investment company clients of INTECH; and

(g) INTECH will provide to the Adviser for regulatory filings and other appropriate uses materially accurate and complete information relating to INTECH as may be reasonably requested by the Adviser from time to time and, notwithstanding anything herein to the contrary, INTECH shall be liable to the Adviser for all damages, costs and expenses, including without limitation reasonable attorney’s fees (hereinafter referred to collectively as “Damages”), incurred by the Adviser as a result of any material inaccuracies or omissions in such information provided by INTECH to the Adviser, provided, however, that INTECH shall not be liable to the extent that any Damages are based upon inaccuracies or omissions made in reliance upon information furnished to INTECH by the Adviser.

2. Further Obligations. In all matters relating to the performance of this Agreement, INTECH shall act in conformity with the Trust’s Trust Instrument, bylaws and currently effective registration statements under the 1940 Act and the 1933 Act and any amendments or supplements thereto (the “Registration Statements”) and with the written policies, procedures and guidelines of the Fund, and written instructions and directions of the Trustees and the Adviser and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations. The Adviser agrees to provide to INTECH copies of the Trust’s Trust Instrument, bylaws, Registration Statement, written policies, procedures and guidelines and written instructions and directions of the Trustees and the Adviser, and any amendments or supplements to any of them at, or, if practicable, before the time such materials become effective.

3. Obligations of the Adviser. The Adviser shall have the following obligations under this Agreement:

(a) To keep INTECH continuously and fully informed (or cause the custodian of the Fund’s assets to keep INTECH so informed) as to the composition of the investment portfolio of the Fund and the nature of all of the Fund’s assets and liabilities from time to time;

(b) To furnish INTECH with a certified copy of any financial statement or report prepared for the Fund by certified or independent public accountants and with copies of any financial statements or reports made to the Fund’s shareholders or to any governmental body or securities exchange;

(c) To furnish INTECH with any further materials or information which INTECH may reasonably request to enable it to perform its function under this Agreement; and

(d) To compensate INTECH for its services in accordance with the provisions of Section 4 hereof.

4. Compensation. The Adviser shall pay to INTECH for its services under this Agreement a fee calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.25% of the average daily closing net asset value of the Fund (1/366 of 0.25% of the average daily closing net asset value of the Fund in a leap year) (net of any reimbursement of expenses incurred, fees waived by the Adviser, or any recoupment of such reimbursement or fee reduction, each of which are shared equally between the Adviser and INTECH). Fees paid to INTECH shall be computed and accrued daily and payable monthly as of the last day of each month during which or part of which this Agreement is in effect. For the month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate proration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective.

5. Expenses. INTECH shall pay all its own costs and expenses incurred in rendering its service under this Agreement.

6. Representations of INTECH. INTECH hereby represents, warrants and covenants to the Adviser as follows:

(d) INTECH: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the legal and corporate authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Adviser of the occurrence of any event that would disqualify INTECH from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise, and of the institution of any administrative, regulatory or judicial proceeding against INTECH that could have a material adverse effect upon INTECH’s ability to fulfill its obligations under this Agreement.

(e) INTECH has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, to the extent it is a separate Code of Ethics from that of the Adviser, will provide the Adviser with a copy of such code of ethics, together with evidence of its adoption, and any material changes thereto. Within 45 days after the end of the last calendar quarter of each year that this Agreement is in effect, the president or a vice president of INTECH shall certify to the Adviser that INTECH has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of INTECH’s code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Adviser, INTECH shall permit the Adviser, its employees or its agents to examine the reports required to be made to INTECH by Rule 17j-1(c)(1) and all other records relevant to INTECH’s code of ethics.

(f) INTECH has provided the Adviser with a copy of its Form ADV as most recently filed with the U.S. Securities and Exchange Commission (“SEC”) and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Adviser.

7. Representations of the Adviser. The Adviser hereby represents, warrants and covenants to INTECH as follows:

(a) The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from fulfilling its obligations under this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization necessary to be met in order to fulfill its obligations under this Agreement; (iv) has the legal and corporate authority to enter into and perform this Agreement; and (v) will immediately notify INTECH of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise, and of the institution of any administrative, regulatory or judicial proceeding against the Adviser that could have a material adverse effect upon the Adviser’s ability to fulfill its obligations under this Agreement.

(b) The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide INTECH with a copy of such code of ethics, together with evidence of its adoption.

(c) The Adviser has provided INTECH with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to INTECH.

8. Term. This Agreement shall become effective as of the date first set forth above and shall continue in effect until February 1, 2018, unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by (a) the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of the Trust, the Adviser or INTECH, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to February 1 of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

9. Termination. This Agreement may be terminated at any time, without penalty, by the Trustees or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in any such case that 60 days’ advance written notice of termination be given to INTECH at its principal place of business. This Agreement may be terminated (i) by the Adviser or by INTECH at any time, without penalty by giving 60 days’ advance written notice of termination to the other party; or (ii) by the Adviser or the Trust without advance notice if INTECH becomes unable to discharge its duties and obligations under this Agreement. In addition, this Agreement shall terminate, without penalty, upon termination of the Advisory Agreement.

10. Assignment. This Agreement shall automatically terminate in the event of its assignment.

11. Amendments. This Agreement may be amended by the parties only in a written instrument signed by the parties to this Agreement and only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of the Trust or the Adviser, INTECH or their affiliates, and (ii) if required by applicable law, by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

12. Limitation on Personal Liability. All parties to this Agreement acknowledge and agree that the Trust is a series trust and all debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series shall be enforceable against the assets held with respect to such series only, and not against the assets of the Trust generally or against the assets held with respect to any other series and further that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing.

13. Limitation of Liability of INTECH. The Adviser will not seek to hold INTECH, and INTECH shall not be, liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law.

As used in this section, “INTECH” shall include any affiliate of INTECH performing services for the Fund contemplated hereunder and directors, officers and employees of INTECH and such affiliates.

15. Activities of INTECH. The services of INTECH hereunder are not to be deemed to be exclusive, and INTECH is free to render services to other parties, so long as its services under this Agreement are not materially adversely affected or otherwise impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of INTECH to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar or a dissimilar nature. It is understood that Trustees, officers and shareholders of the Trust are or may become interested in INTECH as directors, officers and shareholders of INTECH, that directors, officers, employees and shareholders of INTECH are or may become similarly interested in the Trust, and that INTECH may become interested in the Trust as a shareholder or otherwise.

16. Third Party Beneficiary. The parties expressly acknowledge and agree that the Trust is a third party beneficiary of this Agreement and that the Trust shall have the full right to sue upon and enforce this Agreement in accordance with its terms as if it were a signatory hereto. Any oversight, monitoring or evaluation of the activities of INTECH by the Adviser, the Trust or the Fund shall not diminish or relieve in any way the liability of INTECH for any of its duties and responsibilities under this Agreement.

17. Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered personally or by overnight delivery service or mailed by certified or registered mail, return receipt requested and postage prepaid, or sent by facsimile addressed to the parties at their respective addresses set forth below, or at such other address as shall be designated by any party in a written notice to the other party.

(d) To the Adviser at:

Janus Capital Management LLC

151 Detroit Street

Denver, Colorado 80206

Attention: General Counsel

Phone: (303) 394-6459

Fax: (303) 316-5728

(e) To INTECH at:

INTECH Investment Management LLC

525 Okeechobee Blvd, Suite 1800

West Palm Beach, Florida 33401

Attention: General Counsel

Phone: (561) 775-1100

Fax: (561) 775-1150

(f) To the Trust at:

Janus Investment Fund

151 Detroit Street

Denver, Colorado 80206

Attention: Chief Legal Counsel

Phone: (303) 394-6459

Fax: (303) 316-5728

18. Certain Definitions. The terms “vote of a majority of the outstanding voting securities,” “assignment,” “approved at least annually,” and “interested persons” shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the SEC under the 1940 Act and as may be then in effect.

19. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

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IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the date and year first above written.

JANUS CAPITAL MANAGEMENT LLC

By: /s/ Brennan Hughes

Name: Brennan Hughes

Title: Senior Vice President, Chief Accounting Officer and Treasurer

INTECH INVESTMENT MANAGEMENT LLC

By: /s/ Justin Wright

Name: Justin Wright

Title: Executive Vice President, Chief Operating Officer and General Counsel